UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Clipper Realty Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 29, 2024

Dear Fellow Stockholder:

On behalf of the Board of Directors of Clipper Realty Inc., a Maryland corporation, I cordially invite you to attend our 2024 Annual Meeting of Stockholders on Tuesday, June 18, 2024, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, at 11:00 a.m. (Eastern Daylight Time).

The notice of meeting and proxy statement that follow describe the business we will consider at the meeting. We sincerely hope you will be able to attend the meeting; however, whether or not you are personally present, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote your shares via the Internet, via telephone, via mail or in person, as described in the proxy statement. Thank you for your continued support of Clipper Realty Inc.

Sincerely yours,

David Bistricer

Chief Executive Officer and Co-Chairman of the Board of Directors

The Notice of 2024 Annual Meeting of Shareholders, the proxy statement and form of proxy are being distributed and made available on or about April 29, 2024.

Clipper Realty Inc.
4611 Twelfth Avenue, Suite 1L
Brooklyn, New York, 11219
(718) 438-2804

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Please join us for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Clipper Realty Inc., a Maryland corporation. The meeting will be held at 11:00 a.m. (Eastern Daylight Time), on Tuesday, June 18, 2024, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

At the Annual Meeting, our stockholders will consider and vote on the following matters:

(1)	The election of seven directors, each to serve until the next annual meeting of our stockholders or until their respective successors are duly elected and qualified;

(2)	The ratification of the appointment of PKF O’Connor Davies, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	The approval of an amendment of the Company’s 2015 Omnibus Incentive Compensation Plan to increase the number of shares of the Company’s common stock issuable under the plan;

(4)	The approval of an amendment of the Company’s 2015 Non-Employee Director Plan to increase the number of shares of the Company’s common stock issuable under the plan; and

(5)	Any other business properly introduced at the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

You must own shares of Clipper Realty Inc. common stock or special voting stock as of the close of business on April 24, 2024, the record date for the Annual Meeting, or hold a valid proxy from a record holder as of the record date, to attend and vote at the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. If you plan to attend, please bring proper photo identification and, if your shares are held in “street name” (i.e., through a broker, bank or other nominee), a copy of a brokerage statement reflecting your stock ownership in shares of our common stock or special voting stock as of the close of business on April 24, 2024. Regardless of whether you will attend, please authorize your proxy electronically via the Internet, via telephone, or by completing and mailing your proxy card, so that your vote can be cast at the Annual Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to the instructions on the proxy card, or, if your shares are held in street name, the instructions provided by your broker, bank or other nominee. Authorizing a proxy in any of these ways will not prevent you from voting in person at the Annual Meeting if you are a stockholder of record as of the record date for the Annual Meeting or if you hold a proxy from a record holder as of the record date for the Annual Meeting.

By Order of the Board of Directors,

Lawrence Kreider

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on June 18, 2024: As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this Notice of 2024 Annual Meeting of Stockholders, the accompanying Proxy Statement and our 2023 Annual Report available to stockholders electronically via the Internet at www.proxyvote.com. On or about April 29, 2024, we will mail to our stockholders a notice (the “Notice”) containing instructions on how to access this Notice of 2024 Annual Meeting of Stockholders, the accompanying Proxy Statement and our 2023 Annual Report and how to vote via the Internet or by telephone.

The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and should be reviewed before voting. The notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form via mail or electronically via e-mail by following the instructions included in the notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail, unless you elect otherwise.

Clipper Realty Inc.
4611 Twelfth Avenue, Suite 1L
Brooklyn, New York 11219
(718) 438-2804

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL	6
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	12
INFORMATION ABOUT THE BOARD	15
BOARD STRUCTURE AND LEADERSHIP	15
EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS	15
DIRECTOR INDEPENDENCE	16
BOARD MEETINGS	16
BOARD COMMITTEES	16
AUDIT COMMITTEE REPORT	19
CORPORATE GOVERNANCE	20
GOVERNANCE DOCUMENTS	20
CODE OF BUSINESS CONDUCT AND ETHICS	20
ROLE OF THE BOARD IN RISK OVERSIGHT	20
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	21
COMMUNICATIONS WITH THE BOARD	21
NOMINATION PROCESS FOR DIRECTOR CANDIDATES	22
AUDIT COMMITTEE FINANCIAL EXPERIENCE	23
AUDIT COMMITTEE PRE-APPROVAL POLICY	24
PRINCIPAL ACCOUNTANT FEES AND SERVICES	24
BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS	25

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
PROPOSAL NO. 3 AMENDMENT OF 2015 OMNIBUS INCENTIVE COMPENSATION PLAN	27
PROPOSAL NO. 4 AMENDMENT OF 2015 NON-EMPLOYEE DIRECTOR PLAN	35
EXECUTIVE OFFICERS	40
EXECUTIVE COMPENSATION	41
STOCK OWNERSHIP	48
PRINCIPAL STOCKHOLDERS	48
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	52
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS	55
STOCKHOLDER PROPOSALS	56
OTHER MATTERS	56

APPENDIX A – THIRD AMENDMENT TO CLIPPER REALTY INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

APPENDIX B – THIRD AMENDMENT TO CLIPPER REALTY INC. 2015 NON-EMPLOYEE DIRECTOR PLAN

GENERAL

This proxy statement (the “Proxy Statement”) and accompanying proxy card are available beginning on or about April 29, 2024, in connection with the solicitation of proxies by the Board of Directors of Clipper Realty Inc., for use at the 2024 Annual Meeting of Stockholders, which we may refer to alternatively in this Proxy Statement as the “Annual Meeting.” We may refer to Clipper Realty Inc. in this Proxy Statement as the “Company,” “we,” “us” or “our” and we may refer to our Board of Directors as the “Board.” A copy of our Annual Report for the 2023 fiscal year, including audited financial statements, is being made available simultaneously with this Proxy Statement to each stockholder.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

Our Board is making these materials available to you over the Internet, or by delivering paper copies to you elect to receive proxy materials in printed form, in connection with Clipper Realty Inc.’s 2024 Annual Meeting of Stockholders. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a paper copy of the proxy materials?

Pursuant to Rule 14a-16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on or about April 29, 2024, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice to such beneficial owners. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2023 Annual Report, on the website referred to in the Notice, or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy via mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice and on the website referred to in the Notice. We intend to mail this Proxy Statement, together with a proxy card and the 2023 Annual Report, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

How do I vote?

If you hold your shares as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the Notice mailed to you.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your shares.

If your shares are held in your name, there are three ways for you to authorize a proxy:

(1)	If you received a paper copy of the proxy materials via mail, sign, date and mail the proxy card in the enclosed return envelope;

(2)	Call 1-800-690-6903; or

(3)

Log on to the Internet at www.proxyvote.com, and follow the instructions on that site. The website address for authorizing a proxy by Internet is also provided on your Notice, along with your unique 16 -digit control number needed to access the Company’s Annual Meeting information.

Telephone and Internet proxy` authorizations will close at 11:59 p.m. (Eastern Daylight Time) on June 17, 2024.

If your shares are held in the name of your broker, bank or other nominee, you should receive separate instructions from the holder of your shares describing how to provide voting instructions.

Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I vote my shares by completing and returning the Notice?

No. The Notice will, however, provide instructions on how to vote via the Internet, via telephone, via requesting and returning a paper proxy card or voting instruction card, or via submitting a ballot in person at the Annual Meeting.

Where and when is the Annual Meeting?

The Annual Meeting will be held at 11:00 a.m. (Eastern Daylight Time) on Tuesday, June 18, 2024, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

Who can attend the Annual Meeting?

All of our stockholders of record as of the close of business on April 24, 2024, the record date for the Annual Meeting, may attend the Annual Meeting. You should be prepared to present proper photo identification for admittance. Authorizing a proxy in response to this solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to provide proof of beneficial ownership as of April 24, 2024, such as a copy of a brokerage statement reflecting your stock ownership as of April 24, 2024, or a voting instruction form provided by your broker, banker or other nominee, or other similar evidence of ownership, as well as your photo identification, to gain admittance to the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you may consider and vote on:

(1)	the election of seven directors;

(2)	the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	the amendment of the 2015 Omnibus Incentive Plan to increase the number of shares of the Company’s common stock issuable under the plan;

(4)	the amendment of the 2015 Non-Employee Director Plan to increase the number of shares of the Company’s common stock issuable under the plan; and

(5)	any other business properly introduced at the Annual Meeting.

What are the Board’s recommendations?

The Board recommends a vote:

●	“FOR” the election of each director nominee named in this Proxy Statement (see Proposal No. 1);

●	“FOR” the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal No. 2);

●	“FOR” the amendment of the 2015 Omnibus Incentive Plan to increase the number of shares of the Company’s common stock issuable under the plan (see Proposal No. 3);; and

●	FOR” 2015 Non-Employee Director Plan to increase the number of shares of the Company’s common stock issuable under the plan (see Proposal No. 4).

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as noted immediately above, and in their discretion on any other business properly introduced at the Annual Meeting.

Who may vote?

You may vote if you owned shares of our common stock or special voting stock of record at the close of business on April 24, 2024, which is the record date for the Annual Meeting. As of April 24, 2024, we had 16,077,290 shares of common stock and 26,317,396 shares of special voting stock outstanding, for an aggregate of 42,394,686 shares of voting stock outstanding. Holders of our special voting stock and common stock vote together as a single class on all matters on which our common stockholders are entitled to vote. Each share of our common stock and each share of our special voting stock is entitled to one vote.

Who counts the votes?

A representative of Broadridge Financial Solutions will tabulate the votes and a representative of the Company will act as the independent inspector of the election.

What is a quorum for the Annual Meeting?

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. As of April 24, 2024, there were 42,394,686 shares of voting stock outstanding, comprised of 16,077,290 shares of common stock and 26,317,396 shares of special voting stock. Accordingly, holders of 21,197,344 shares of voting stock must be present in person or by proxy at the Annual Meeting to constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present.

If a quorum is not present at the Annual Meeting, the Chairman of the meeting may adjourn the Annual Meeting to another date, time or place, not later than 120 days after the original record date of April 24, 2024, without notice other than announcement at the Annual Meeting. We may also postpone or cancel the Annual Meeting by making a public announcement of the postponement or cancellation before the time scheduled for the Annual Meeting. In the event of a postponement, the original record date of April 24, 2024, shall continue to apply unless the meeting is postponed to a date that is more than 120 days after the original record date.

What vote is required to approve an item of business at the Annual Meeting?

In the election of directors, you may vote “FOR” or “WITHHOLD” with respect to each of the director nominees. In tabulating the voting results for the election of directors, only votes “FOR” director nominees are counted. “WITHHOLD” votes will not have an effect on the outcome of the election of directors.

To be elected as a director (Proposal No. 1), a nominee must receive a plurality of all the votes cast in the election of directors. A plurality means that the seven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

For the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for fiscal year ending December 31, 2024 (Proposal No. 2), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

For the amendment of the 2015 Omnibus Incentive Plan to increase the number of shares of the Company’s common stock issuable under the plan (Proposal No. 3), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to amend the 2015 Omnibus Incentive Plan. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

For the amendment of the 2015 Non-Employee Director Plan to increase the number of shares of the Company’s common stock issuable under the plan (Proposal No. 4), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to amend the 2015 Non-Employee Director Plan. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

If you are a stockholder of record as of the record date for the Annual Meeting and you authorize a proxy (whether via Internet, telephone or mail) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter. If you are a stockholder of record as of the record date for the Annual Meeting and you fail to authorize a proxy or vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.

What is a broker non-vote?

If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (“NYSE”), your broker, bank or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, stockholders delivering a properly executed broker non-vote will be counted as present for purposes of determining whether a quorum is present.

If you hold your shares in a brokerage account, then, under NYSE rules and Maryland law:

●

With respect to Proposal No. 1 (Election of Directors), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the election of directors.

●

With respect to Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), your broker is entitled to vote your shares on this matter if no instructions are received from you.

●

With respect to Proposal No. 3 (Amendment of the 2015 Omnibus Incentive Plan), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on the proposed amendment of the plan,

●

With respect to Proposal No. 4 (Amendment of the 2015 Non-Employee Director Plan), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on the proposed amendment of the plan.

Can I revoke my proxy?

Yes, if your shares are held in your name, you can revoke your proxy by:

●	filing written notice of revocation with our Secretary before our Annual Meeting at the address shown on the front of this Proxy Statement or at our Annual Meeting;

●	submitting a proxy card bearing a later date; or

●	voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not, by itself, revoke a properly executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

What happens if additional matters are presented at the Annual Meeting?

Other than the four proposals described in this Proxy Statement, we are not aware of any business that may properly be brought before the Annual Meeting. If any other matters are properly introduced for a vote at the Annual Meeting and if you properly authorize a proxy, the persons named as proxy holders will vote in their discretion on any such additional matters. As of the date of this Proxy Statement, our Board is not aware of any other individual who may properly be nominated for election as a director at the Annual Meeting or of any nominee who is unable or unwilling to serve as a director. If any nominee named in this Proxy Statement is unwilling or unable to serve as a director, our Board may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee.

Who pays for this proxy solicitation?

We will bear the expense of distributing this Proxy Statement and the proxies we solicit. Proxies may be solicited by our directors and officers in person, via the Internet or via telephone, without additional remuneration.

We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock or special voting stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy via the Internet, or via telephone, or via completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

Where can I find corporate governance materials?

Our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, and the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee, are available on the Investors section of our website at www.clipperrealty.com. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will elect seven directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualified. The Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In nominating candidates, the Board considers a diversified membership in the broadest sense, including persons diverse in experience, gender and ethnicity. The Board does not discriminate on the basis of race, color, national origin, gender, religion, disability or sexual preference. Our director nominees were nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee. They were selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. All nominees are presently directors of Clipper Realty Inc. and each of the nominees has consented, if elected as a director, to serve until his term expires.

If a nominee is unable to serve as a director, your proxy holder will vote for any substitute nominee proposed by the Board.

Name	Age	Position	Director Since
David Bistricer	74	Co-Chairman of the Board, Chief Executive Officer	2015
Sam Levinson	50	Co-Chairman of the Board, Chairman of the Investment Committee	2015
Howard M. Lorber †	75	Director, Chairman of the Audit Committee and the Compensation Committee	2015
Richard N. Burger †	73	Director	2018
Robert J. Ivanhoe †	71	Director, Chairman of the Nominating and Corporate Governance Committee	2015
Harmon S. Spolan †	88	Director	2018
Roberto A. Verrone	55	Director	2015

† Independent within the meaning of the NYSE listing standards.

David Bistricer has served as the Chief Executive Officer of the Company since August 2015 and has been the managing member of Clipper Equity LLC (“Clipper Equity”), which owns interests in and controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area (as more fully described under the heading “Certain Relationships and Related Party Transactions”), for more than 10 years. From January 1999 through February 2011, he served as Co-Chairman of the Board of Directors of Coleman Cable, Inc. (Nasdaq: CCIX), a manufacturer of wire and cable. He was previously Co-Chairman of the Board of Directors of Riblet Products Corporation from January 1987 until its merger with Coleman Cable, Inc., in 2000. Mr. Bistricer also was the managing member of Berkshire Capital LLC and Morgan Capital, real estate investment firms that are no longer active, for more than 10 years. He has also been the managing member and investor in a number of real estate investments unrelated to those of the Company, principally in the New York City area, since approximately 1978. Mr. Bistricer brings to our Board industry experience, leadership abilities and strategic insight that make him a valuable asset as Co-Chairman.

Sam Levinson is the Chief Investment Officer at Glick Family Investments, a private family office located in New York, New York, where he has overseen private equity investments since 2004. He was a member of the Board of Directors of Stonegate Mortgage Corporation (NYSE: SGM) from 2016 until its acquisition by Home Point Financial in May 2018, serving as Chairman of the Compensation Committee. Mr. Levinson served as a director of Canary Wharf Group, a U.K. property developer and manager of over 16 million square feet of Class A office and retail space, from 2004 until its sale in 2015, including as a member of the Operating Committee and Chairman of the Audit Committee. Mr. Levinson also served as a non-executive director of: Songbird Estates, Canary Wharf Group’s holding company, from 2004 to 2015; American European Group Insurance Company since 2006; and Dynasty Financial Partners, LLC, which provides investment and technology platforms for independent financial, investment, and wealth management advisors, since 2011. Additionally, Mr. Levinson served as a director of Coleman Cable, Inc., from 2005 until its sale in 2014, and of West Coast Bancorp of Portland, Oregon, from February 2011 until its sale in April 2016. Mr. Levinson’s wife is the niece of David Bistricer. We believe Mr. Levinson is qualified to serve as Co-Chairman of our Board because he is a seasoned executive and director with numerous years of experience in the financial and real estate industries.

Howard M. Lorber Howard M. Lorber has been President and Chief Executive Officer of Vector Group Ltd. (NYSE: VGR), a diversified holding company, since January 2006. He served as President and Chief Operating Officer of Vector from January 2001 to December 2005 and has served as a director of Vector since January 2001. Mr. Lorber also serves as Chairman of the Board of Directors, President and Chief Executive Officer of Douglas Elliman Inc. (NYSE:DOUG), a real estate brokerage company and as Executive Chairman of its subsidiary, Douglas Elliman Realty, LLC. Mr. Lorber was Chairman of the Board of Hallman & Lorber Assoc., Inc., consultants and actuaries of qualified pension and profit sharing plans, and various of its affiliates from 1975 to December 2004 and has been a consultant to these entities since January 2005; Chairman of the Board of Directors since 1987 and CEO from November 1993 to December 2006 of Nathan’s Famous, Inc., a chain of fast food restaurants; Mr. Lorber was a member of the Board of Directors of Morgans Hotel Group Co. from March 2015 until November 2016, and Chairman from May 2015 to November 2016 and was Chairman of the Board of Ladenburg Thalmann Financial Services from May 2001 to July 2006 and Vice Chairman from July 2006 to February 2020. Mr. Lorber holds Bachelor of Arts, Master of Science and Honorary Doctorate degrees from Long Island University. Mr. Lorber brings to our Board his valuable expertise in the real estate and investment industries, including more than 25 years of experience serving on the board of Douglas Elliman, a preeminent New York real estate company.

Richard N. Burger served as Chief Financial Officer, Executive Vice President, Secretary and Treasurer of Coleman Cable, Inc., from 1999 to 2013, after joining its predecessor company as Chief Financial Officer in 1996. Previously, he served as President and Chief Executive Officer of Burns Aerospace Corporation, a subsidiary of Eagle Industries, Inc., a manufacturer of aircraft equipment. He is a former member of the Board of Directors of A.M. Castle & Co., a provider of metals, services and supply chain solutions. Mr. Burger holds a Master of Business Administration degree from the University of Baltimore and a Bachelor of Science degree from Towson University. Mr. Burger brings to our Board valuable expertise as an experienced executive.

Robert J. Ivanhoe is Chair of the 300+ lawyer Global Real Estate Practice and Co-Chair of the REIT group at Greenberg Traurig LLP, where he has worked since 1996. He concentrates his practice in sophisticated real estate structures, financings, workouts, restructurings, acquisitions and dispositions of all asset classes of real estate. Mr. Ivanhoe is actively involved in real estate industry current affairs and is regularly asked to write and lecture on industry topics. He has been recognized by Chambers and Partners USA, The New York Observer and Real Estate New York as one of the leading real estate attorneys in New York City and throughout the United States. He has represented numerous nationally recognized owner/developer and institutional lender/investor clients domestically and internationally for more than 30 years. Mr. Ivanhoe is a member of Greenberg Traurig LLP’s Executive Committee, Board of Directors and Operating Committee. Mr. Ivanhoe holds a Juris Doctorate degree from American University Washington College of Law and a Bachelor of Arts degree from Johns Hopkins University. Mr. Ivanhoe brings to our Board valuable expertise in the real estate industry.

Harmon S. Spolan is counsel emeritus to Cozen O’Connor, a law firm headquartered in Philadelphia, Pennsylvania, where he has practiced since 1999; previously, he served as Chair of the firm’s Financial Services Practice Group. Prior to joining Cozen, Mr. Spolan served as President of Jefferson Bank, a commercial bank in Philadelphia, for 22 years. Mr. Spolan currently serves as a member of the Board of Directors and the Audit Committee for American European Insurance Group, and as a member of the Credit Committee for the Alesco securities division of Cohen & Company. Previously, he served as a member of the Board of Directors and the Audit Committee for Coleman Cable, Inc., and Atlas Energy. Mr. Spolan holds a Juris Doctorate degree from the Temple University School of Law and a Bachelor of Arts degree from Temple University. He was an instructor in the Legal Studies Department of the Wharton School of Finance at the University of Pennsylvania from 1964 to 1970. Mr. Spolan brings to our Board valuable expertise as an experienced executive.

Roberto A. Verrone is a founder and principal owner of Iron Hound Management Company, which provides advisory and capital placement services in the commercial real estate industry. Mr. Verrone began his career at Bear Stearns in 1990, which included time in the Commercial Real Estate Group. In 2001, he joined Wachovia Corporation following the merger of First Union and Wachovia, and in 2002 he became manager of Wachovia’s Large Loan Group. Prior to founding Iron Hound in early 2009, Mr. Verrone also served as Co-Head of Wachovia’s Real Estate Group, where he was responsible for managing approximately 600 employees and oversaw a debt portfolio valued in excess of $80 billion. Mr. Verrone holds a Bachelor of Arts degree from Moravian College. Mr. Verrone brings to our Board valuable expertise in the commercial real estate industry, in which he has more than 25 years of experience.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE.

INFORMATION ABOUT THE BOARD

BOARD STRUCTURE AND LEADERSHIP

We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

●	our Board is not classified, with each of our directors subject to re-election annually;

●	of the seven persons who serve on our Board, our Board has determined that four, or 57%, satisfy the listing standards for independence of the NYSE;

●	three of our directors qualify as an “audit committee financial expert” as defined by the SEC; and

●	we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our Board and its committees, and through supplemental reports and communications.

Our Board is currently co-chaired by David Bistricer, our Chief Executive Officer, and Sam Levinson. Our Board believes that Mr. Bistricer’s service as our Chief Executive Officer and our Co-Chairman, as well as Messrs. Bistricer and Levinson’s service as our Co-Chairmen is in the best interests of our Company and our stockholders, because they possess detailed and in-depth knowledge of the issues, opportunities and challenges we face, and because they are best positioned to develop agendas that ensure that our Board’s time and attention is focused on the most critical matters. Our Board believes that their respective roles enable decisive leadership, ensure clear accountability and enhance our ability to communicate our message and strategy clearly and consistently to stockholders, employees and tenants.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

Our non-management directors meet or are offered the opportunity to meet without management present each time the full Board or a Board committee convenes for a regularly scheduled meeting. If the Board convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. We currently do not have a lead independent director. Our independent directors have selected Mr. Lorber to preside over executive sessions of the Board.

The Board welcomes communications from stockholders. To communicate with our independent directors, please refer to the information set forth under the heading “Corporate Governance—Communications with the Board.”

DIRECTOR INDEPENDENCE

On an annual basis, the Board, with the assistance of, and upon recommendation of, the Nominating and Corporate Governance Committee, makes a determination as to the independence of each director, considering the current standards for “independence” established by the NYSE. Our Corporate Governance Guidelines provide that a majority of the Board must be independent. The Board has determined that four of its seven directors are independent under these standards - Messrs. Lorber, Burger, Ivanhoe and Spolan. All members of each of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are independent directors, as determined by the Board. In addition, upon recommendation of the Nominating and Corporate Governance Committee, the Board has determined that the members of the Audit Committee and the Compensation Committee meet the additional independence criteria required for audit committee and compensation committee membership, respectively, under the applicable NYSE listing standards.

BOARD MEETINGS

The Board held five regularly scheduled and special meetings in 2023 to review significant developments, engage in strategic planning and act on matters requiring Board approval. Each incumbent director attended an aggregate of at least 75 percent of the Board meetings, and the meetings of committees on which he served, during 2023. Additionally, our Board took action by unanimous consent on eight occasions during 2023.

BOARD COMMITTEES

Our Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Investment Committee. The principal functions of each committee are briefly described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, with respect to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and each of these three committees is comprised exclusively of independent directors, as determined by the Board. Additionally, our Board may from time to time establish other committees to facilitate the management of our Company.

Audit Committee

Our Audit Committee consists of three of our independent directors. Mr. Lorber serves as the Chairman of the Audit Committee and Messrs. Burger and Spolan are members. Our Board has determined that Messrs. Lorber, Burger and Spolan each qualify as an “audit committee financial expert” as that term is defined by applicable SEC regulations and NYSE corporate governance listing standards, and that each of them is “financially literate” under NYSE corporate governance listing standards. To learn more about this determination process, please refer to the information set forth under the heading “Corporate Governance—Audit Committee Financial Experience.” We have adopted an Audit Committee charter which details the principal functions of the Audit Committee, including oversight related to:

●	the integrity of our financial statements;

●	our compliance with financial, legal and regulatory requirements;

●	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

●	the performance of our internal audit function; and

●	our overall risk profile.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, pre-approving professional services provided by the independent registered public accounting firm (including all audit and non-audit services), reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for the Audit Committee report included in this Proxy Statement. During 2023, the Audit Committee met five times and took action by unanimous consent on one occasion.

Compensation Committee

Our Compensation Committee consists of three of our independent directors. Mr. Lorber serves as the Chairman of the Compensation Committee and Messrs. Burger and Spolan are members. We have adopted a Compensation Committee charter which details the principal functions of the Compensation Committee, including:

●

reviewing and approving, at least annually, the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

●	making recommendations to the Board with respect to non-CEO compensation;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our equity-based incentive compensation and remuneration plans; and

●	producing a report on executive compensation to be included in our annual proxy statement (if required).

The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee, provided that such responsibilities do not pertain to matters involving executive compensation or certain matters determined to involve compensation intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Chief Executive Officer and senior members of our management team are responsible for providing recommendations to the Compensation Committee regarding all aspects of our executive compensation program. To evaluate each executive officer’s overall compensation, the Compensation Committee reviews compensation details prepared by management. During 2023, the Compensation Committee met one time and took action by unanimous consent on two occasions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of three of our independent directors. Mr. Ivanhoe is Chairman of the Nominating and Corporate Governance Committee and Messrs. Lorber and Spolan are members. We have adopted a Nominating and Corporate Governance Committee charter which details the principal functions of the Nominating and Corporate Governance Committee, including:

●	identifying and recommending to the full Board, qualified candidates for election as directors to fill vacancies on the Board or at any annual meeting of stockholders;

●	developing and recommending to the Board, standards to be applied in making determinations as to the absence of material relationships between the Company and any director;

●	establishing procedures for the Nominating and Corporate Governance Committee to exercise oversight of the evaluation of the Board and management;

●	developing and recommending to the Board, corporate governance guidelines, and the implementation and monitoring of such guidelines; and

●	assisting management in the preparation of disclosure in the Company’s annual proxy statement regarding director independence and the operations of the Nominating and Corporate Governance Committee.

During 2023, the Nominating and Corporate Governance Committee took action by unanimous consent on one occasion.

Investment Committee

Our Investment Committee consists of four of our directors. Mr. Levinson is Chairman of the Investment Committee and Messrs. Bistricer, Ivanhoe and Verrone are members. We have adopted an Investment Committee charter which details the principal functions of the Investment Committee, including:

●	in consultation with management, reviewing and making recommendations to the Board about potential investments in properties by the Company;

●

reviewing and making recommendations to the Board about any investment opportunity presented to the Company by any of the Company’s directors, officers or entities controlled by such persons, pursuant to the Investment Policy adopted by the Board;

●	reviewing the Company’s Investment Policy and making recommendations to the Board about any changes to the Investment Policy;

●	reporting to the Board about potential investment opportunities for the Company; and

●	performing any other duties or responsibilities expressly delegated to the Investment Committee by the Board from time to time relating to the Company’s investments and properties.

During 2023, the Investment Committee did not meet.

AUDIT COMMITTEE REPORT

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or subject to Regulation 14A or 14C, or to the liabilities of Section 18, of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

Although the Audit Committee of the Board of Directors (the “Audit Committee”) oversees the financial reporting process of Clipper Realty Inc., a Maryland corporation (the “Company”), on behalf of the Board of Directors (the “Board”) of the Company, consistent with the Audit Committee’s written charter, management has the primary responsibility for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, PKF O’CONNOR DAVIES, LLP (“PKF”), the Company’s December 31, 2023, audited financial statements. Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm, the overall scope and plans for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.

In addition, the Audit Committee discussed with the independent registered public accounting firm the matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm, its independence from the Company, and considered the compatibility of non-audit services, if any, with its independence.

Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Howard M. Lorber - Chairman
Richard N. Burger
Harmon S. Spolan

CORPORATE GOVERNANCE

GOVERNANCE DOCUMENTS

Our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee charters, along with our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, are available on the Investors section of our website at www.clipperrealty.com. In accordance with the Corporate Governance Guidelines, the Board and each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee conducts an annual performance self-assessment with the purpose of increasing effectiveness of the Board and its committees. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board formally approved a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to:

●	promote honest and ethical conduct, including the ethical handling of conflicts of interest;

●	promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	promote compliance with applicable governmental laws, rules and regulations; and

●	ensure protection of the Company’s legitimate business interests, including corporate opportunities, assets and confidential information.

Any waiver of the Code of Business Conduct and Ethics for our directors or executive officers must be approved by the Board, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its four standing committees - the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Investment Committee, each of which addresses risks specific to their respective areas of oversight. In particular:

●

our Audit Committee considers and discusses our major financial risk exposures and the steps our management has taken to monitor and control these exposures, monitors compliance with legal and regulatory requirements, and provides oversight of the performance of our internal audit function;

●	our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines;

●	our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking; and

●	our Investment Committee assesses the viability of potential acquisitions and dispositions of properties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director serving on the Compensation Committee has ever been an officer or employee of the Company, and none of the Compensation Committee members has any relationship required to be disclosed under this caption under the rules of the SEC. In addition, none of the Company's executive officers serves, or in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties may write to the Co-Chairmen, the entire Board or any of its members, at Clipper Realty Inc., c/o Lawrence E. Kreider, Chief Financial Officer and Secretary, 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219. Stockholders and other interested parties also may e-mail the Co-Chairmen, the entire Board or any of its members, c/o Lawrence E. Kreider, Chief Financial Officer and Secretary, at larry@clipperrealty.com. The Board may not be able to respond to all stockholder inquiries directly. Therefore, the Board has developed a process to assist it with managing inquiries.

The Chief Financial Officer and Secretary will perform a review in the normal discharge of his duties to ensure that communications forwarded to the Co-Chairmen, the entire Board or any of its members, preserve the integrity of the process. While the Board oversees management, it does not participate in day-to-day management functions or business operations, and is not normally in the best position to respond to inquiries with respect to these matters. For example, items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, will not be forwarded to the Co-Chairmen, the entire Board or any of its members. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded to the Co-Chairmen, the entire Board or any of its members, and will not be retained; such material may be forwarded to local or federal law enforcement authorities.

Any communication that is relevant to the conduct of our business and is not forwarded will be retained for one year and made available to the Co-Chairmen and any independent director on request. The independent directors grant the Chief Financial Officer and Secretary the discretion to decide what correspondence will be shared with our management, and any personal employee communications may be shared with our human resources department if deemed appropriate. If a response on behalf of the Board is appropriate, we gather any information and documentation necessary for answering the inquiry and provide the information and documentation, as well as a proposed response, to the appropriate director(s). We also may attempt to communicate with the stockholder for any necessary clarification. Our Chief Financial Officer and Secretary (or his designee) reviews and approves responses on behalf of the Board in consultation with the applicable director(s), as appropriate.

Certain circumstances may require that the Board depart from the procedures described above, such as the receipt of threatening letters or e-mails or voluminous inquiries with respect to the same subject matter. Nevertheless, the Board considers stockholder questions and comments important, and endeavors to respond promptly and appropriately.

NOMINATION PROCESS FOR DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. The Nominating and Corporate Governance Committee is governed by a written charter, a copy of which is available on the Investors section of our website at www.clipperrealty.com. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

The Nominating and Corporate Governance Committee regularly reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy, or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Nominating and Corporate Governance Committee initiates a search. As a part of the search process, the Nominating and Corporate Governance Committee may consult with other directors and members of senior management, and may hire a search firm to assist in identifying and evaluating potential candidates.

When considering a candidate, the Nominating and Corporate Governance Committee reviews the candidate’s experiences, skills, and characteristics. The Nominating and Corporate Governance Committee also considers whether a potential candidate would otherwise qualify for membership on the Board, and whether the potential candidate would likely satisfy the independence requirements of the NYSE as described below.

Candidates are selected based on outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. Other factors include having members with various and relevant career experience and technical skills, and having a Board that is, as a whole, diverse. Where appropriate, we will conduct a criminal and background check on the candidate. In addition, at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert” under Section 407 of the Sarbanes-Oxley Act of 2002, as such term is defined by the rules and regulations of the SEC, and at least a majority of the Board must be independent as determined by the Board under the guidelines of the NYSE listing standards.

All potential candidates are interviewed by the Co-Chairmen of the Board and the Nominating and Corporate Governance Committee Chairman, and, to the extent practicable, the other members of the Nominating and Corporate Governance Committee and may be interviewed by other directors and members of senior management as desired and as schedules permit. In addition, the Chief Financial Officer and Secretary conducts a review of the director questionnaire submitted by the candidate and, as appropriate, a background and reference check is conducted. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy or add an additional member or recommends a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

Stockholders may recommend candidates to our Board. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our Board and how the candidate satisfies the Board’s criteria. The stockholder must also provide such other information about the candidate as is set forth in our bylaws and as would be required by the SEC rules, to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of his/her ownership of Clipper Realty Inc.’s common stock or special voting stock. All communications are to be directed to the Chairman of the Nominating and Corporate Governance Committee, c/o Clipper Realty Inc., 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, Attention: Chief Financial Officer and Secretary. For any annual meeting, recommendations must be received at least 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting, or they will not be considered timely for consideration by the Nominating and Corporate Governance Committee for that annual meeting.

AUDIT COMMITTEE FINANCIAL EXPERIENCE

Our Board has determined that each of Messrs. Lorber, Burger and Spolan qualifies as an “audit committee financial expert,” as the term has been defined by the SEC in Item 407(d)(5)(ii) of Regulation S-K. Our Board has also determined that each of Messrs. Lorber, Burger and Spolan is “financially literate,” in accordance with NYSE listing standards, based on their prior experience.

Our Board has determined that Mr. Lorber acquired the required attributes of an audit committee financial expert as a result of his extensive experience (i) supervising individuals responsible for financial preparation and reporting, and (ii) reviewing public company financial processes and disclosure as both an officer and director of public companies (including serving on the board of directors of a financial services company and the audit committee of multiple public companies).

Our Board has determined that Mr. Burger acquired the required attributes of an audit committee financial expert as a result of his experience as a chief financial officer and treasurer of a public company, and as president of a company with direct supervision over the principal financial officer. Mr. Burger also holds a Master of Business Administration degree.

Our Board has determined that Mr. Spolan acquired the required attributes of an audit committee financial expert as a result of his experience as a president of a bank, a chair of the financial services practice group of a law firm and an audit committee member of multiple public companies, in connection with which he was determined to be an audit committee financial expert.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a charter which provides that the Audit Committee’s policy is to pre-approve all significant audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services to be provided and generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PKF O’CONNOR DAVIES, LLP (“PKF”) and BDO USA, LLP (“BDO”) fees for the fiscal years ended December 31, 2023 and 2022, were as follows:

	Fiscal Year Ended December 31,
	2023 PKF	2022 PKF	2022 BDO
Audit Fees	$410,000	$360,000	$275,460
Audit-Related Fees	─	─	─
Tax Fees	─	─	─
All Other Fees	─	─	─
Total Fees	$410,000	$360,000	$275,460

The types of services provided for the years noted above were as follows:

Audit Fees

Includes fees for professional services provided in connection with (i) the Company’s annual audit, and (ii) review of the Company’s quarterly financial statements.

All of the services performed by PKF and BDO were pre-approved by the Audit Committee, and the Audit Committee was provided with regular updates as to the nature of such services and the fees paid for such services.

BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

While the Board understands that there may be situations that prevent a director from attending an annual meeting of stockholders, the Board encourages all directors to attend. One director attended the 2023 annual meeting of stockholders in person and four directors attended telephonically.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. Pursuant to this appointment, PKF will serve as our independent registered public accounting firm and report on our consolidated financial statements for the fiscal year ending December 31, 2024.

We expect that representatives of PKF will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Although stockholder ratification is not required, the appointment of PKF is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If PKF’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of another independent registered accounting firm in the future. The Audit Committee may terminate PKF’s engagement as our independent registered public accounting firm, without the approval of our stockholders, whenever the Audit Committee deems termination appropriate.

On September 29, 2022, based on the approval of the Audit Committee of the Board of Directors of Clipper Realty Inc., the Company engaged PKF as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, and related interim periods, effective immediately, and dismissed BDO as the Company's independent registered public accounting firm.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2021, and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2021, and 2020, and the subsequent interim periods through September 28, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that management identified a material weakness in the Company's internal control over financial reporting as of December 31, 2020 which was identified and disclosed in Management's Report on Internal Control over Financial Reporting in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2020. The Company restated the unaudited condensed consolidated financial statements as of and for each of the interim periods within the year ended December 31, 2020, to correct inadvertent errors in the application of generally accepted accounting principles relating to the accounting for straight-line rent associated with the reassessment of a lease term. Management identified that a deficiency in its processes and procedures that led to the misapplication of guidance in connection with accounting for a modification of an existing commercial lease to constitute a material weakness in our internal control over financial reporting. The Company remediated the previously identified deficiency prior to the issuance of its Annual Report on Form 10-K for the year ended December 31, 2021.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF PKF O’CONNOR DAVIES, LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 3

AMENDMENT OF 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

The Board has authorized, approved and declared advisable an amendment to the 2015 Omnibus Incentive Plan to increase the total number of shares of our common stock reserved for issuance under the 2015 Omnibus Incentive Plan by 2,500,000 shares, or from 3,300,000 shares to 5,800,000 shares. We are asking our stockholders to approve this increase.

The Board believes that it is in our and our stockholders’ interest to approve the increase of 2,500,000 shares of common stock to be reserved under the 2015 Omnibus Incentive Plan because it would provide sufficient shares remaining for issuance under the plan to allow the Compensation Committee to continue to award equity-based incentive compensation to our current and future executive officers, employees and consultants.

The following is a summary of the material provisions of the 2015 Omnibus Incentive Plan, as amended, and is qualified in its entirety by reference to the specific language of the proposed amendment to the 2015 Omnibus Incentive Plan in the form attached hereto as Appendix A, and the 2015 Omnibus Incentive Plan, as amended, attached as Exhibits 10.11, 10.40 and 10.42 to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2024.

Overview

The purposes of our 2015 Omnibus Incentive Plan are to give us a competitive advantage in attracting, retaining and motivating employees (including prospective employees) and consultants, align the interests of those individuals with the Company’s stockholders and promote ownership of the Company’s equity.

The 2015 Omnibus Incentive Plan provides for the grant of stock options (both stock options intended to be “incentive stock options” intended to meet the requirements under Section 422 of the Internal Revenue Code (the “Code”) and “nonqualified stock options” that do not meet such requirements), stock appreciation rights (“SARs”), restricted stock, restricted stock units, LTIP units, dividend equivalent rights, other equity-based, equity-related or cash-based awards (including performance share awards and performance units settled in cash (collectively “Awards”)), with each grant evidenced by an award agreement providing the terms of the Award. Incentive stock options may be granted only to employees; all other Awards may be granted to employees and consultants. Our non-employee directors are not permitted to participate in the 2015 Omnibus Incentive Plan.

On August 3, 2015, the Board adopted the 2015 Omnibus Incentive Plan and on that date the stockholders approved the 2015 Omnibus Incentive Plan. On June 15, 2022, stockholders approved an amendment to the 2015 Omnibus Incentive Plan to increase the number of shares authorized under the plan to 3,300,000 shares of common stock. As of April 24, 2024, without giving effect to the proposed amendment, 518,262 shares were available for future grants under the 2015 Omnibus Incentive Plan, and 2,781,737 shares were outstanding pursuant to previous grants. The proposed amendment increases the total number of shares that may be issued under the 2015 Omnibus Incentive Plan to accommodate future grants of Awards. If our stockholders approve this proposal, there will be available for future grant 3,018,262 shares under the 2015 Omnibus Incentive Plan.

Future Awards under the 2015 Omnibus Incentive Plan are not determinable at this time and no changes to Awards granted in 2023 would have occurred had this amendment been in effect. For information regarding Awards granted under the 2015 Omnibus Incentive Plan and our other equity incentive plans to our named executive officers, please see “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End.”

Administration

The 2015 Omnibus Incentive Plan is administered by the Compensation Committee. Subject to the terms of the 2015 Omnibus Incentive Plan, the Compensation Committee determines which employees and consultants will receive Awards under the 2015 Omnibus Incentive Plan, the dates of grant, the number and types of Awards to be granted, the exercise or purchase price of each Award, and the terms and conditions of the Awards, including the period of their exercisability and vesting and the fair market value applicable to a stock Award.

In addition, the Compensation Committee has the authority to determine whether any Award may be settled in cash, shares of our common stock, other securities, or other awards or property. The Compensation Committee has the authority to interpret the 2015 Omnibus Incentive Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2015 Omnibus Incentive Plan or any Awards granted under the 2015 Omnibus Incentive Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. The 2015 Omnibus Incentive Plan also provides that our Board may grant Awards or administer the 2015 Omnibus Incentive Plan, in which case the Board will have all the responsibility and authority granted to the Compensation Committee. Historically, our Board has granted awards under the 2015 Omnibus Incentive Plan.

Securities Offered

Subject to stockholder approval of the amendment to the 2015 Omnibus Incentive Plan, a total of 5,800,000 shares of our common stock will be reserved and available for issuance under the 2015 Omnibus Incentive Plan, subject to adjustment under the 2015 Omnibus Incentive Plan, of which 3,018,262 shares will be available for future grant. If an Award granted under the 2015 Omnibus Incentive Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the Award will again become available for subsequent issuance under the 2015 Omnibus Incentive Plan. Shares of our common stock subject to Awards that are assumed, converted or substituted under the 2015 Omnibus Incentive Plan as a result of our acquisition of another Company will not be counted against the number of shares that may be granted under the 2015 Omnibus Incentive Plan. The following types of shares under the 2015 Omnibus Incentive Plan will not become available for the grant of new Awards under the 2015 Omnibus Incentive Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of a stock option.

The maximum number of shares of our common stock that may be granted to any single individual during a fiscal year in the form of stock options may not exceed 1,000,000 shares, subject to adjustment under the 2015 Omnibus Incentive Plan. The maximum number of shares of our common stock that may be granted to any single individual during a fiscal year in the form of SARs may not exceed 1,000,000 shares, subject to adjustment under the 2015 Omnibus Incentive Plan.

The 2015 Omnibus Incentive Plan provides for the grant of stock options intended to meet the requirements of “incentive stock options” under Section 422 of the Code as well as “non-qualified stock options” that do not meet such requirements, SARs, restricted stock, restricted stock units, LTIP units, dividend equivalent rights and other equity-based, equity-related or cash-based Awards (including performance-based Awards). Incentive stock options may be granted only to employees. All other Awards may be granted to employees and consultants. Our non-employee directors are not permitted to participate in the 2015 Omnibus Incentive Plan.

Stock Options

An Award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Exercisability of Options. The term of a stock option may not exceed 10 years from the date of grant. Incentive stock options may only be granted from a plan that has been approved by our stockholders and will be exercisable in any fiscal year only to the extent that the aggregate fair market value of our common stock with respect to which the incentive stock options are exercisable for the first time does not exceed $100,000.

Payment of Option Exercise Price and Issuance of Shares of Common Stock. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing.

SARs

A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash or shares of our common stock as determined by the Compensation Committee.

Restricted Stock Awards

A restricted stock Award is an Award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Company will issue a certificate representing the shares of restricted stock, registered in the name of the grantee, and the Company may hold the certificate until the restrictions upon the Award have lapsed. During the period that any restrictions apply, the transfer of stock Awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. All dividend payments will be retained by the Company for the account of the relevant grantee during the vesting period. Such dividend payments will revert back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Upon vesting of the restricted share, any dividend payments will be paid to the grantee (without interest).

Restricted Stock Unit Awards

A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash or shares of our common stock as determined by the Compensation Committee.

LTIP Units

Long-term incentive plan units (“LTIP Unit”) Awards consist of a grant of limited partnership units of our operating partnership (or any successor entity) (“OP Units”), the entity through which we conduct substantially all our business. LTIP Units can be granted either as free-standing Awards or in tandem with other Awards under the 2015 Omnibus Incentive Plan and are valued by reference to the value of shares of our common stock. LTIP Unit Awards will be structured to qualify as so-called “profits interests” for U.S. federal income tax purposes, meaning that no income will be recognized by the recipient upon grant or vesting, and we will not be entitled to any corresponding deduction. As profits interests, LTIP Units would not initially have full parity with OP Units with respect to liquidating distributions, but upon the occurrence of specified events could over time achieve such parity and thereby accrete to an economic value equivalent to shares of our common stock on a one-for-one basis. However, there are circumstances under which such parity would not be reached, in which case the value of the LTIP Unit Award would be reduced. If LTIP Units are not disposed of within the one-year period beginning on the date of grant of the LTIP Unit Award, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Dividend Equivalent Rights

Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the vesting or payment of the grant to which they relate and the other terms and conditions of the grant.

Other Stock-Based or Cash-Based Awards

Under the 2015 Omnibus Incentive Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based Awards subject to such terms and conditions that the Compensation Committee may determine. Such Awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share Awards, and performance units settled in cash.

Performance Awards and Criteria

All Awards are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2015 Omnibus Incentive Plan. Each Award granted under the 2015 Omnibus Incentive Plan will be evidenced by an award agreement, which will govern that Award’s terms and conditions. To the extent necessary to do so, in the case of any conflict or potential inconsistency between the 2015 Omnibus Incentive Plan and a provision of any Award or award agreement with respect to an Award, the 2015 Omnibus Incentive Plan will govern.

The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on Awards upon the attainment of performance goals, continuation of service, or any other term or conditions. If performance goals are established by the Compensation Committee in connection with the grant of an Award, they will be based upon performance criteria determined by the Compensation Committee which may include one or more of the following (“Performance Criteria”): measures of efficiency (including operating efficiency, productivity ratios or other similar measures); measures of achievement of expense targets, costs reductions, working capital, cash levels or general expense ratios; asset growth; earnings per share or net earnings; enterprise value or value creation targets; combined net worth; debt to equity ratio; revenue sales, net revenues or net sales measures; gross profit or operating profit measures (before or after taxes); investment performance; income or operating income measures (with or without investment income or income taxes, before or after risk adjustment, or other similar measures); cash flow; margin; net income (before or after taxes); earnings before interest, taxes, depreciation and/or amortization; return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets or net assets or total stockholder return or similar measures); market share measures; measures of balance sheet achievements (including debt reductions, leverage ratios or other similar measures); increase in the fair market value of the Company’s common stock; changes (or the absence of changes) in the per share or aggregate fair market value of the Company’s common stock; the achievement of specific Company milestones such as the completion of a public offering and funds from operations. The vesting conditions placed on any Award need not be the same with respect to each grantee and the Compensation Committee will have the sole discretion to amend any outstanding Award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the Award agreement. Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index, and, the Compensation Committee may provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the Performance Criteria for one or more of the items of gain, loss, profit or expense.

Adjustments

In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our common stock reserved for issuance as grants, (ii) the maximum number of stock options and SARs that any individual participating in the 2015 Omnibus Incentive Plan may be granted in any fiscal year, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2015 Omnibus Incentive Plan and (v) the terms of any outstanding stock Awards, including exercise or strike price, if applicable, and, if required by Maryland law, subject to approval by our Board.

Termination of Employment, Acceleration Events and Certain Corporate Transactions

Unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement, if a participant’s employment is terminated by us without “cause” (as defined in the 2015 Omnibus Incentive Plan) or the participant resigns his or her employment for “good reason” (as defined in the 2015 Omnibus Incentive Plan), in either case, on or within two years after a “change in control” (as defined in the 2015 Omnibus Incentive Plan), (i) all outstanding Awards will become fully vested (including lapsing of all restrictions and conditions), and, as applicable, exercisable, (ii) any outstanding performance-based Awards will be deemed earned at target level (or, if no target level is specified, the maximum level) with respect to all open performance periods and (iii) any shares deliverable pursuant to restricted stock units will be delivered promptly following the termination. In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute Awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such Awards to add events or conditions (including the termination of employment within a specified period after a change in control) upon which the vesting of such Awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle Awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities (in the case of stock options and SARs that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such Awards).

In general terms, a change in control under the 2015 Omnibus Incentive Plan occurs if:

●

during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

●	a person becomes a beneficial owner of our capital stock representing 30% of the voting power of our outstanding capital stock;

●

we merge into another entity, unless (a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the Board prior to the merger constitutes at least a majority of the board of directors of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 30% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets (other than to a Company affiliate); or

●	our stockholders approve a plan of liquidation or dissolution.

Amendment, Effective Date and Termination of the 2015 Omnibus Incentive Plan

Our Board may amend or terminate the 2015 Omnibus Incentive Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment if their approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2015 Omnibus Incentive Plan will terminate on August 2, 2025.

Certain U.S. Federal Income Tax Consequences under the 2015 Omnibus Incentive Plan

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to awards under the 2015 Omnibus Incentive Plan under currently applicable laws and regulations. This description is not intended to, and does not, provide or supplement tax advice to grantees. Grantees are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the plans, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

Non-Qualified Stock Options. The grant of a non-qualified stock option does not result in taxable income to the grantee of such an option or in a deduction by us. Upon the exercise of a non-qualified stock option, generally the grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price of the option. The Company will generally be entitled to a tax deduction for the amount taxable to an individual upon the exercise of the non-qualified stock option upon exercise, as described above, in the same year as those amounts are taxable to the individual. Any gain or loss upon the disposition of the stock receive upon exercise will be a capital gain or loss to the grantee.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted (and we will not be entitled to any related deduction) or, if certain statutory employment and holding period conditions are satisfied, exercised. However, the amount by which the fair market value of common stock on the date the incentive stock option is exercised exceeds the exercise price of such option will be treated as income for purposes of computing the grantee’s alternative minimum taxable income in the year the incentive stock option is exercised. If the shares of common stock acquired through the exercise of an incentive stock option are held by the grantee through the later of (i) two years from the date of the grant of the option and (ii) one year after the transfer of such shares to the grantee pursuant to the exercise, the sale price minus the exercise price will be taxed as a capital gain or loss. If the grantee exercises the incentive stock option and sells the shares before the end of the applicable holding periods, the grantee generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date minus the exercise price.

SARs. The grant of a SAR does not result in taxable income to the grantee or in a deduction by us. Upon exercise of a SAR, the grantee will generally recognize ordinary income in an amount equal to the cash or fair market value of the shares received upon exercise and the Company will generally be entitled to tax deduction for the amount taxable to the individual.

Restricted Shares. A grantee normally will not realize taxable income upon the grant of restricted shares unless, the grantee timely elects under Section 83(b) of the Code to be taxed at that time. Instead, the grantee will have ordinary income at the time of vesting equal to the fair market value of our shares on the vesting date and the Company will be entitled to a deduction in the same amount. Once the grantee realizes ordinary income with respect to the restricted shares, any subsequent increase in the value generally will be taxed when the shares are sold as long-term or short-term capital gain, depending on how long the restricted shares are held. The grantee’s holding period will begin on the date he or she realizes ordinary income.

Restricted Stock Units/Performance Units. A grantee normally will not realize taxable income upon the grant of a restricted stock unit or performance unit. Rather, the grantee will realize ordinary income when restricted stock units or performance units are settled in an amount equal to the fair market value of shares received in payment or the amount of cash received, as applicable, and the Company will be entitled to a corresponding deduction at such time.

LTIP Units. Grantees generally are not expected to recognize taxable income at the time of the grant of LTIP Units or the vesting of those units, provided that (i) the LTIP Units qualify as “profits interests” within the meaning of the Code and related IRS guidance; (ii) the grantee does not dispose of the LTIP Units within two years of issuance; and (iii) certain other requirements are met. Grantees generally would make the election provided for under Section 83(b) of the Code, recognizing zero income at the time of grant, in which case the LTIP Units could be disposed of within two years of issuance.  As a holder of LTIP Units, however, a grantee will be required to report on his or her income tax return his or her allocable share of the operating partnership’s income, gains, losses, deductions and credits in accordance with the partnership agreement, regardless of whether the operating partnership actually makes a distribution of cash to the grantee. Distributions of money by the operating partnership to the grantee, will generally be taxable to the grantee to the extent that such distributions exceed the grantee’s tax basis in the operating partnership. Any such gain generally will be capital gain, but a portion may be treated as ordinary income, depending on the assets of our operating partnership at that time. Generally, no deduction is available to us upon the grant, vesting or disposition of the LTIP Units.

Cash-Based Awards. A grantee will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a grantee will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of grants under the plans.

Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to our chief executive officer, chief financial officer or other “covered employee” in any taxable year. As a result, awards to such covered persons will generally be limited in their deductibility by the Company. In addition, our ability to obtain a deduction for future payments could be limited by Section 280G of the Code, which provides that certain payments made in connection with a change in control are not deductible by the Company (and may be subject to additional taxes for the grantee).

Section 409A. Some awards under the plans may be considered to be deferred compensation subject to Section 409A of the Code. Failure to satisfy the applicable requirements under this provision for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2015 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UNDER THE PLAN

PROPOSAL NO. 4

AMENDMENT OF 2015 NON-EMPLOYEE DIRECTOR PLAN

The Board has authorized, approved and declared advisable an amendment to the 2015 Non-Employee Director Plan to increase the total number of shares of our common stock reserved for issuance under the 2015 Non-Employee Director Plan by 500,000 shares, or from 1,200,000 shares to 1,700,000 shares. We are asking our stockholders to approve this increase.

The Board believes that it is in our and our stockholders’ interest to approve the increase of 500,000 shares of common stock to be reserved under the 2015 Non-Employee Director Plan because it would provide sufficient shares remaining for issuance under the plan to allow the Compensation Committee to continue to award equity-based compensation to our current and future non-employee directors of the Board of Directors.

The following is a summary of the material provisions of the 2015 Non-Employee Director Plan, as amended, and is qualified in its entirety by reference to the specific language of the proposed amendment to the 2015 Non-Employee Director Plan in the form attached hereto as Appendix B, and the 2015 Non-Employee Director Plan, as amended, attached as Exhibits 10.12, 10.41 and 10.43 to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2024.

Overview

The purposes of our 2015 Non-Employee Director Plan are to attract, retain and motivate non-employee directors of the Board, align the interests of those individuals with the Company’s stockholders and promote ownership of the Company’s equity.

The 2015 Non-Employee Director Plan provides for the grant of “non-qualified stock options” that do not meet the requirements of “incentive stock options” under Section 422 of the Code, SARs, restricted stock, restricted stock units, LTIP units, dividend equivalent rights and other equity-based, equity-related or cash-based Awards (including performance-based Awards), with each grant evidenced by an award agreement providing the terms of the Award. Only our non-employee directors are permitted to participate in the 2015 Non-Employee Director Plan.

On August 3, 2015, the Board adopted the 2015 Non-Employee Director Plan and on that date the stockholders approved the 2015 Non-Employee Director Plan. On June 15, 2022, stockholders approved an amendment to the 2015 Non-Employee Director Plan to increase the number of shares authorized under the plan to 1,200,000 shares of common stock. As of April 24, 2024, without giving effect to the proposed amendment, 88,059 shares were available for future grants under the 2015 Non-Employee Director Plan, and 1,111,941 shares were outstanding pursuant to previous grants. The proposed amendment increases the total number of shares that may be issued under the 2015 Non-Employee Director Plan to accommodate future grants of Awards. If our stockholders approve this proposal, there will be available for future grant 588,059 shares under the 2015 Non-Employee Director Plan.

Future Awards under the 2015 Non-Employee Director Plan are not determinable at this time. For information regarding Awards granted under the 2015 Non-Employee Director Plan to our non-employee directors, please see “Executive Compensation — Director Compensation.”

Administration

The 2015 Non-Employee Director Plan is administered by the Compensation Committee. Subject to the terms of the 2015 Non-Employee Director Plan, the Compensation Committee determines which non-employee directors will receive Awards under the 2015 Non-Employee Director Plan, the dates of grant, the number and types of Awards to be granted, the exercise or purchase price of each Award, and the terms and conditions of the Awards, including the period of their exercisability and vesting and the fair market value applicable to a stock Award.

In addition, the Compensation Committee has the authority to determine whether any Award may be settled in cash, shares of our common stock, other securities, or other awards or property. The Compensation Committee has the authority to interpret the 2015 Non-Employee Director Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2015 Non-Employee Director Plan or any Awards granted under the 2015 Non-Employee Director Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. The 2015 Non-Employee Director Plan also provides that our Board may grant Awards or administer the 2015 Non-Employee Director Plan, in which case the Board will have all the responsibility and authority granted to the Compensation Committee. Historically, our Board has granted awards under the 2015 Non-Employee Director Plan.

Securities Offered

Subject to stockholder approval of the amendment to the 2015 Non-Employee Director Plan, a total of 1,700,000 shares of our common stock will be reserved for issuance under the 2015 Non-Employee Director Plan, subject to adjustment under the 2015 Non-Employee Director Plan, of which 588,059 shares will be available for future grants. . If an Award granted under the 2015 Non-Employee Director Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the Award will again become available for subsequent issuance under the 2015 Non-Employee Director Plan. Shares of our common stock subject to Awards that are assumed, converted or substituted under the 2015 Non-Employee Director Plan as a result of our acquisition of another Company will not be counted against the number of shares that may be granted under the 2015 Non-Employee Director Plan. The following types of shares under the 2015 Non-Employee Director Plan will not become available for the grant of new Awards under the 2015 Non-Employee Director Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of an option.

The aggregate Awards that may be granted to a single non-employee director during a fiscal year, solely with respect to his or her service as a director, may not exceed $1,000,000, subject to adjustment under the 2015 Non-Employee Director Plan, based on the aggregate value of cash Awards and fair market value of stock-based Awards, in each case, determined as of the date of grant (except with respect to a one-time grant of the LTIP units that was made to Mr. Levinson with a value of $1,813,350).

Only our non-employee directors are permitted to participate in the 2015 Non-Employee Director Plan.

Stock Options

An Award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date.

Exercisability of Options. The term of a stock option may not exceed 10 years from the date of grant.

Payment of Option Exercise Price and Issuance of Shares of Common Stock. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing.

SARs

A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash or shares of our common stock as determined by the Compensation Committee.

Restricted Stock Awards

A restricted stock Award is an Award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Company will issue a certificate representing the shares of restricted stock, registered in the name of the grantee, and the Company may hold the certificate until the restrictions upon the Award have lapsed. During the period that any restrictions apply, the transfer of stock Awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. All dividend payments will be retained by the Company for the account of the relevant grantee during the vesting period. Such dividend payments will revert back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Upon vesting of the restricted share, any dividend payments will be paid to the grantee (without interest).

Restricted Stock Unit Awards

A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash or shares of our common stock as determined by the Compensation Committee.

LTIP Units

LTIP Unit Awards consist of a grant of OP Units. LTIP Units can be granted either as free-standing Awards or in tandem with other Awards under the 2015 Non-Employee Director Plan and are valued by reference to the value of shares of our common stock. LTIP Unit Awards will be structured to qualify as so-called “profits interests” for U.S. federal income tax purposes, meaning that no income will be recognized by the recipient upon grant or vesting, and we will not be entitled to any corresponding deduction. As profits interests, LTIP Units would not initially have full parity with OP Units with respect to liquidating distributions, but upon the occurrence of specified events could over time achieve such parity and thereby accrete to an economic value equivalent to shares of our common stock on a one-for-one basis. However, there are circumstances under which such parity would not be reached, in which case the value of the LTIP Unit Award would be reduced. If LTIP Units are not disposed of within the one-year period beginning on the date of grant of the LTIP Unit Award, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Dividend Equivalent Rights

Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the vesting or payment of the grant to which they relate and the other terms and conditions of the grant.

Other Stock-Based or Cash-Based Awards

Under the 2015 Non-Employee Director Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based Awards subject to such terms and conditions that the Compensation Committee may determine. Such Awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share Awards, and performance units settled in cash.

Adjustments

In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our common stock reserved for issuance as grants, (ii) the fiscal year dollar limit applicable to any individual participating in the 2015 Non-Employee Director Plan, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2015 Non-Employee Director Plan and (v) the terms of any outstanding stock Awards, including exercise or strike price, if applicable, and, if required by Maryland law, subject to approval by our Board.

Change in Control

Unless the Compensation Committee determines otherwise, in the event of a change in control, all outstanding awards will become fully vested (including lapsing of all restrictions and conditions) and, as applicable, exercisable. In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such awards to add events or conditions (including the termination of service as a director within a specified period after a change in control) upon which the vesting of such awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities (in the case of stock options and SARs that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such awards).

In general terms, a change in control under the 2015 Non-Employee Director Plan occurs if:

●

during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

●	a person becomes a beneficial owner of our capital stock representing 30% of the voting power of our outstanding capital stock;

●

we merge into another entity, unless (a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the Board prior to the merger constitutes at least a majority of the board of directors of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 30% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets (other than to a Company affiliate); or

●	our stockholders approve a plan of liquidation or dissolution.

Amendment, Effective Date and Termination of the 2015 Non-Employee Director Plan

Our Board may amend or terminate the 2015 Non-Employee Director Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment if their approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2015 Non-Employee Director Plan will terminate on August 2, 2025.

Certain U.S. Federal Income Tax Consequences

The material U.S. Federal Income Tax Consequences under the 2015 Non-Employee Director Plan are substantially similar to the consequences under the 2015 Omnibus Incentive Plan. See “Proposal No. 3, Amendment of 2015 Omnibus Incentive Plan — Certain U.S. Federal Income Tax Consequences.”

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2015 NON-EMPLOYEE DIRECTOR PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UNDER THE PLAN

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position
David Bistricer	74	Chief Executive Officer and Co-Chairman of the Board
J.J. Bistricer	43	Chief Operating Officer
Jacob Schwimmer	53	Chief Property Management Officer
Lawrence E. Kreider	76	Chief Financial Officer and Secretary

Below is certain background information regarding the executive officers of Clipper Realty Inc.

David Bistricer. See information set forth under the heading “Proposal No. 1–Election of Directors.”

J.J. Bistricer has, since August 2015, served as Chief Operating Officer of the Company and, since 2006, served as Chief Operating Officer at several properties in the New York City metropolitan area in which David Bistricer is General Manager, with direct responsibility for acquisitions, dispositions, leasing, property development and property operations. Mr. Bistricer has been an officer of Clipper Equity, which controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area (as more fully described under the heading “Certain Relationships and Related Party Transactions”), since 2006. At the Company’s Flatbush Gardens property, Mr. Bistricer has served as overall operating manager since 2006, and executed the extensive renovation and repositioning strategy to modernize the property through 2018. At the Company’s 250 Livingston Street property, Mr. Bistricer managed the conversion of certain office space to residential units from 2006 to 2013, and the subsequent renovation of certain residential units from 2014 to 2017. Mr. Bistricer has served as Chief Operating Officer at the Company’s Tribeca House properties since acquisition in December 2014, executed a comprehensive, multiyear repositioning strategy, and is responsible for residential and retail leasing, development and operations at the properties. Mr. Bistricer led the extensive renovation of the Company’s Clover House property from acquisition in 2017 to completion in 2019. Mr. Bistricer currently operates approximately 7,000 residential units across multiple companies. Mr. Bistricer is the son of David Bistricer, our Chief Executive Officer and Co-Chairman of the Board. As Chief Operating Officer at a number of other properties in the New York metropolitan area, Mr. Bistricer has additional experience in repositioning properties, including from office and hospital use to residential rental and condominium use.

Jacob Schwimmer has, since August 2015, served as Chief Property Management Officer of the Company and, since 1992, been actively involved in managing, developing and investing in residential and commercial real estate properties in the New York City metropolitan area, in conjunction with his parents and in partnership with David Bistricer and Sam Levinson. Mr. Schwimmer, members of his family and family trusts were principal investors in the acquisitions of the 141 Livingston Street and 250 Livingston Street properties in 2002, and the acquisition of the Flatbush Gardens property in 2005. Mr. Schwimmer has served as the principal property management executive at these properties since acquisition. Mr. Schwimmer also serves in the same capacity at another property in New York City in which David Bistricer is the managing member.

Lawrence E. Kreider, Jr. served as Chief Financial Officer of the Company from 2015 until his retirement in 2019 before returning in May 2021 as Chief Financial Officer of the Company. Previously, he was retired and self-employed as a financial consultant from 2012 to August 2015, when he became the Chief Financial Officer of the Company. Mr. Kreider was Chief Financial Officer of Cedar Realty Trust from 2007 to 2011, where he had direct responsibility for all aspects of the Company’s financial operations. From 2001 to 2007, Mr. Kreider was Senior Vice President, Chief Financial Officer, Chief Information Officer and Chief Accounting Officer for Affordable Residential Communities, now named Hilltop Holdings Inc. From 1999 to 2001, Mr. Kreider was Senior Vice President of Finance for Warnaco Group Inc. and, in 2000 and 2001, President of Warnaco Europe. From 1986 to 1999, Mr. Kreider held several senior finance positions with Revlon, Inc., as Senior Vice President, Controller and Chief Accounting Officer, and with MacAndrews & Forbes Holdings. Prior to 1986, he held senior finance positions with Zale Corporation, Johnson Matthew Jewelry Corporation and Refinement International Company. Mr. Kreider began his career with Coopers & Lybrand, now PricewaterhouseCoopers. Mr. Kreider holds a Bachelor of Arts from Yale University and a Master’s of Business Administration from the Stanford Graduate School of Business.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. Our “named executive officers” during 2023 were:

●	David Bistricer, Chief Executive Officer
●	J.J. Bistricer, Chief Operating Officer
●	Jacob Schwimmer, Chief Property Management Officer

We are a “smaller reporting company” as defined by Item 10(f)(1) of Regulation S-K and, as such, we are permitted to meet the reduced disclosure requirements of Item 402 of Regulation S-K.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2023 and 2022.

Name & Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
David Bistricer	2023	$630,000	$835,000	$250,000	$310,552	$2,025,552
Chief Executive Officer	2022	$630,000	$1,235,400	$-	$238,717	$2,104,117

J.J. Bistricer	2023	$390,500	$-	$1,057,000	$307,089	$1,754,589
Chief Operating Officer	2022	$355,000	$4,677,000	$275,000	$245,339	$5,552,339

Jacob Schwimmer	2023	$300,000	$370,000	$950,000	$204,812	$1,824,812
Chief Property Management Officer	2022	$300,000	$2,572,350	$200,000	$145,832	$3,218,182

(1)

2023 annual incentive awards for Mr. David Bistricer were paid in the form of LTIP units on March 24, 2023, and are reflected in the “Stock Awards” column. Mr. David Bistricer’s 2023 annual incentive award was paid in 53,381 LTIP units with a grant date fair value equal to $300,000. 2023 long-term equity incentive awards for Messrs. David Bistricer and Schwimmer were granted in the form of LTIP units on March 24, 2023 and are reflected in the “Stock Awards” column, in the following amounts: Mr. David Bistricer – 95,196 LTIP units with a grant date fair value equal to $535,000; and Mr. Schwimmer –65,836 LTIP units with a grant date fair value equal to $370,000. The amounts reported in this column represent the grant date fair value of the LTIP unit awards calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the LTIP unit awards, see Note 2 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. See information under the headings “Annual Incentive Awards” and “Long-Term Equity Incentive Awards” below for a discussion of annual and long-term equity incentive awards granted to our named executive officers.

(2)

2023 annual incentive awards for Messrs. David Bistricer, J.J. Bistricer and Schwimmer were paid in cash on April 6, 2023 and October 11, 2023, and are reflected in the “Non-Equity Incentive Plan Compensation” column. See information under the heading “Annual Incentive Awards” below for a discussion of annual incentive awards granted to our named executive officers.

(3)

The amounts in this column for 2023 represent the payment of cash distributions on each of April 5, May 24, August 23, and November 22, 2023, with respect to outstanding LTIP units. As of December 31, 2023, Mr. David Bistricer owned 817,242 LTIP units; Mr. J.J. Bistricer owned 808,129 LTIP units; and Mr. Schwimmer owned 538,981 LTIP units.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information about outstanding, unvested Company equity-based awards held by each of our named executive officers as of December 31, 2023:

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
David Bistricer	312,651	(2)	$1,688,315	-	-
J.J. Bistricer	545,564	(3)	$2,946,046	-	-
Jacob Schwimmer	383,552	(4)	$2,071,181	-	-

(1)	The market value of the unvested equity awards held by our named executive officers is based on the closing price of our stock on December 29, 2023, of $5.40 per share.

(2)

Represents the following awards which are generally subject to continued employment through the vesting date: (i) 64,074 LTIP units granted on March 11, 2021 as a long-term equity incentive award which is scheduled to vest on January 1, 2024, (ii) 70,000 and 30,000 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive awards, which are scheduled to vest on January 1, 2033, (iii) 53,381 LTIP units granted on March 24, 2023 as an annual incentive award, which is scheduled to vest on January 1, 2024 and (iv) 95,196 LTIP units granted on March 24, 2023 as a long-term equity incentive award, which is scheduled to vest on January 1, 2026.

(3)

Represents the following awards, which are generally subject to continued employment through the vesting date:(i) 45,564 LTIP units granted on March 11, 2021 as a long-term equity incentive award, which is scheduled to vest on January 1, 2024, and (ii) 350,000 and 150,000 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive award which are scheduled to vest on January 1, 2033.

(4)

Represents the following awards, which are generally subject to continued employment through the vesting date: (i) 42,716 LTIP units granted on March 11, 2021 as a long-term equity incentive award, which is scheduled to vest on January 1, 2024, and (ii) 192,500 and 82,500 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive awards, which are scheduled to vest on January 1, 2033; and (iii) 65,836 LTIP units granted on March 14, 2023 as a long-term equity incentive award, which is scheduled to vest on January 1, 2026.

Employment Agreements

On August 3, 2015, we entered into, through our operating partnership, employment agreements with each of our named executive officers. Under the employment agreements, Mr. David Bistricer serves as Chief Executive Officer of the Company, Mr. J.J. Bistricer serves as Chief Operating Officer of the Company, and Mr. Schwimmer serves as Chief Property Management Officer of the Company. The term of each employment agreement is for an unspecified duration and constitutes “at will” employment.

Each employment agreement provides for, among other things: (i) an initial annual base salary of $500,000 for Mr. David Bistricer, $250,000 for Mr. J.J. Bistricer and $200,000 for Mr. Schwimmer, (ii) an annual incentive award, with a target award opportunity of 50% of annual base salary for Mr. David Bistricer, 100% of annual base salary for Mr. J.J. Bistricer and 75% of annual base salary for Mr. Schwimmer, with the actual amount to be earned ranging from 0% to 100% of target based on actual achievement against performance metrics to be established by the Compensation Committee, (iii) annual long-term equity incentive compensation awards to be granted beginning in 2016 in form, including vesting restrictions, and amount determined in the sole discretion of the Compensation Committee and the Board, and (iv) participation in the Company’s employee benefit and welfare plans. Effective March 27, 2022, the Board approved annual base salaries of $630,000 for Mr. David Bistricer, $390,000 for Mr. J.J. Bistricer and $300,000 for Mr. Schwimmer.

Upon a termination of a named executive officer’s employment by the Company without “cause,” subject to a general release of claims in favor of the Company, the named executive officer will be entitled to: (i) a prorated annual incentive award for the year of termination based on actual performance, (ii) either (A) continued benefits under the Company’s group healthcare, vision and dental plans through the 12-month anniversary of termination of employment or (B) a lump-sum payment (grossed up for applicable taxes) equal to 12 times the monthly COBRA cost of continued health and medical coverage, and (iii) continued vesting of any outstanding equity compensation awards as if the named executive officer had remained employed through the applicable vesting dates.

“Cause” generally means the named executive officer’s: (i) conviction of, or plea of, guilty or no contest to, any felony or any crime involving fraud or moral turpitude, (ii) engagement in gross misconduct that causes material financial or reputation harm to the Company, (iii) material violation of the terms of the employment agreement or any written Company policy, or (iv) disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by the named executive officer’s job description, or loss of any governmental or self-regulatory license that is reasonably necessary for the named executive officer to perform his duties or responsibilities.

Each employment agreement also contains confidentiality and non-disparagement provisions, which apply indefinitely, and non-competition as well as client and employee non-solicitation provisions that apply during the term of the employment agreement and for a period of up to one year following a termination of employment for any reason. In addition, the employment agreements for Messrs. David Bistricer and J.J. Bistricer acknowledge that each such named executive officer provides services to Clipper Equity and other entities and businesses affiliated with Mr. David Bistricer (which we refer to as the “affiliated entities”), that such responsibilities preclude each such named executive officer from devoting substantially all of his time to the Company, and that there may be certain potential conflicts of interest or duties associated with their roles at the Company and the affiliated entities. For a further discussion of Clipper Equity, see information under the heading “Certain Relationships and Related Party Transactions—Clipper Equity.”

Other than the employment agreements described above, we do not currently have any agreements, plans or arrangements that provide for severance payments to our named executive officers.

Annual Incentive Awards

We grant any annual incentive awards to the named executive officers pursuant to the Clipper Realty Inc. 2015 Executive Incentive Compensation Plan (the “2015 Incentive Plan”). The 2015 Incentive Plan provides that annual incentive awards may be paid out to participants in either cash or equity-based compensation (the equity-based payouts are made pursuant to the 2015 Omnibus Incentive Plan described below). Annual incentive awards for 2023 and 2022 were paid to our named executive officers in March 2023 and 2022, respectively, as follows: Mr. David Bistricer – 53,381 and 31,847 LTIP units with a grant date fair value equal to $300,000 and $300,000, respectively and a cash payment of $250,000; Mr. J.J. Bistricer – cash payments of $1,057,000 and $275,000, respectively; and Mr. Schwimmer – cash payments of $950,000 and $200,000, respectively. The LTIP units granted to Mr. David Bistricer in 2023 and 2022 vested on January 1, 2024, and January 1, 2023, respectively, and are reflected in the “Stock Awards” column of the “Summary Compensation Table” and the annual incentive award paid in cash is reflected in the “Non-Equity Incentive Plan Compensation of the “Summary Compensation Table” as 2023 and 2022 compensation, respectively. Mr. J.J. Bistricer and Mr. Schwimmer’s 2023 and 2022 annual incentive awards were paid in cash and are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” as 2022 and 2021 compensation, respectively.

Long-Term Equity Incentive Awards

Our Board has adopted, and our stockholders have approved, the 2015 Omnibus Incentive Plan, effective August 3, 2015, as amended, pursuant to which cash and equity-based incentives may be granted to employees and consultants. The principal purposes of the 2015 Omnibus Incentive Plan are to give the Company a competitive advantage in attracting, retaining and motivating employees and consultants, to align the interests of participants with those of the Company’s stockholders and to promote ownership of the Company’s equity. The 2015 Omnibus Incentive Plan provides for the grant of stock options (both stock options intended to be “incentive stock options” intended to meet the requirements under Section 422 of the Code and stock options intended to be “nonqualified stock options” that do not meet such requirements), stock appreciation rights, restricted stock, restricted stock units, LTIP units, dividend equivalent rights, and other equity-based, equity-related or cash-based awards (including performance share awards and performance units settled in cash).

LTIP unit awards consist of a grant of limited partnership units of Clipper Realty L.P., the Company’s operating partnership, and are valued by reference to shares of the Company’s common stock. These awards are structured to qualify as “profits interests” for federal income tax purposes. Upon vesting, LTIP unit awards are convertible by the holder on a one-for-one basis into OP units, with each OP unit redeemable at the request of the holder for cash, in an amount equal to the price of a share of the Company’s common stock, or, at the Company’s election, for one share of the Company’s common stock.

On March 24, 2023, we granted long-term equity incentive awards, in the form of LTIP units, to our named executive officers as follows: Mr. David Bistricer – 95,196 LTIP units with a grant date fair value equal to $535,000; and Mr. Schwimmer – 65,836 LTIP units with a grant date fair value equal to $370,000. The awards are scheduled to vest on January 1, 2036, and are reflected in the “Stock Awards” column of the “Summary Compensation Table” as 2023 compensation.

Pay vs Performance

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us to David Bistricer, as principal executive officer (“PEO”), and Mr. J.J. Bistricer and Mr. Jacob Schwimmer, our other named executive officers (“NEOs”) against various measures for the years ended December 31, 2023, 2022 and 2021. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its PEO and NEOs.

Year	Summary Compen- sation Table Total for PEO	Compen- sation Actually Paid to PEO	Average Summary Compen- sation Table Total For Non- PEO NEO’s	Average Compen- sation Actually Paid to Non- PEO NEO’s	Value of Initial $100 Investment Based On Total Stockholder Return	Net (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$2,025,552	$1,895,189	$1,414,701	$1,034,469	$92.77	$(15,563,754)
2022	$2,104,117	$951,469	$4,385,261	$2,690,655	$101.56	$(12,571,000)
2021	$1,567,181	$2,126,909	$937,806	$1,421,367	$146.38	$(20,018,000)

(c)

Compensation Actually Paid to the PEO is the Summary Compensation Table Total adjusted for the change in fair value of LTIP Awards of $(130,361), $(1,152,648) and 559,728 in 2023, 2022 and 2021, respectively. The Company’s stock price declined from $9.94 per share on December 31, 2021, to $6.40 per share on December 30, 2022, to $5.40 per share on December 29, 2023 and increased from $7.05 per share on December 31, 2020, to $9.94 per share on December 31, 2021. The decrease in fair value of awards in 2023 and 2022 and the increase in such value in 2021 result primarily from the changes in the fair value of:  (i) unvested awards, which were granted during the covered year, as of the end of the covered year, compared to the fair value on the date of grant, (ii) unvested awards, which were granted during the prior year, as of the end of the covered year, compared to the fair value at the end of the prior year, and (iii) awards granted in a prior year, which vested in the covered year, as of the vesting date, compared to the fair value at the end of the prior year.

(e)

Average Compensation Actually Paid to the Non-PEO NEOs is the average of the Summary Compensation Table Total adjusted for the average of the change in fair value of LTIP Awards of $(380,232), $(1,694,606) and $483,562 in 2023, 2022 and 2021 respectively. The Company’s stock price declined from $9.94 per share on December 31, 2021, to $6.40 per share on December 30, 2022, to $5.40 per share on December 29, 2023, and increased from $7.05 per share on December 31, 2020, to $9.94 per share on December 31, 2021.The decrease in fair value of awards in 2023 and 2022 and the increase in fair value in 2021 result primarily from the changes in the fair value of:  (i) unvested awards, which were granted during the covered year, as of the end of the covered year, compared to the fair value on the date of grant, (ii) unvested awards, which were granted during the prior year, as of the end of the covered year, compared to the fair value at the end of the prior year, and (iii) awards granted in a prior year, which vested in the covered year, as of the vesting date, compared to the fair value at the end of the prior year.

(f)

Total Stockholder Return for 2023 is based on the decrease in stock price from $7.05 per share on December 31, 2020, to $5.40 per share on December 29, 2023, adjusted for dividends paid in 2023, 2022 and 2021 of $1.14 per share. Total Stockholder Return for 2022 is based on the decline in stock price from $7.05 per share on December 31, 2020, to $6.40 per share on December 30, 2022, adjusted for dividends paid in 2022 and 2021 of $0.76 per share.  Total Shareholder Return for 2021 is based on the increase in stock price from $7.05 per share on December 31, 2020, to $9.94 per share on December 31, 2021, adjusted for dividends paid in 2021 of $0.38 per share.

(g)	Net income is as reported in the Company’s Annual Report on Form 10-K.

Relationship Between Compensation Actually Paid and Net (Loss) and TSR

Our net loss for the years ended December 31, 2023, 2022 and 2021 was $(15,563,754), $(12,571,000) and $(20,018,000), respectively, and TSR for the years ended December 31, 2023, 2022 and 2021 was 92.77, 101.56 and 146.38, , respectively. The decrease in compensation actually paid to our PEO from 2021 to 2023 is consistent with the decrease in our TSR from 2021 to 2023 and not consistent with the reduction in net loss from 2021 to 2023.  The decrease in compensation actually paid to our Non-PEO NEOs from 2021 to 2023 is consistent with the decrease in our TSR from 2021 to 2023 and not consistent with the reduction in net loss from 2021 to 2023.

Retirement Benefits

We do not currently offer plans that provide for retirement benefits, including, but not limited to, tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans, or nonqualified defined contribution plans.

Director Compensation

The following table provides information on the compensation of each non-employee director in connection with service on our Board in 2023. Directors who are also employees of the Company or any of its subsidiaries did not receive, and will not receive, any additional compensation for their service as directors.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation(2)	Total
Sam Levinson	$-	$759,997	$325,164	$1,085,161
Howard M. Lorber	$95,000	$25,290	$6,072	$126,362
Richard N. Burger	$75,000	$25,290	$5,439	$105,729
Robert J. Ivanhoe	$85,000	$25,290	$6,072	$116,362
Harmon Spolan	$75,000	$25,290	$5,439	$105,279
Roberto A. Verrone	$75,000	$25,290	$5,343	$105,633

(1)

The amounts in this column represent the grant date fair value of LTIP unit awards, calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the LTIP unit awards, see Note 2 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In 2023, we determined Mr. Levinson’s compensation package would equal $199,707 and we granted him 35,535 LTIP units for such compensation, of which 8,884 LTIP units vested on each of March 31, June 30, September 30, and December 31, 2023; in addition, we granted Mr. Levinson long-term equity incentive awards of $535,000 in the form of 95,196 LTIP units that will vest on January 1, 2026, generally subject to his continued service as a director. In 2023, we granted each of our non-employee directors (including Mr. Levinson), additional compensation of $25,290 in the form of 4,500 LTIP units, of which 1,125 LTIP units vested on each of March 31, June 30, September 30, and December 31, 2023. Mr. Levinson held 434,270 unvested LTIP units as of December 31, 2023; none of our other non-employee directors held any unvested LTIP units as of December 31, 2023.

(2)

The amounts in this column represent the payment of quarterly cash distributions in 2023, with respect to outstanding LTIP units. As of December 31, 2023, Mr. Levinson owned 855,696 LTIP units; Messrs. Lorber and Ivanhoe each owned 15,979 LTIP units; Messrs. Burger and Spolan each owned 14,312 LTIP units; and Mr. Verrone owned 14,062 LTIP units.

Effective August 2015, we adopted a compensation program for our directors pursuant to which we pay customary fees to each of our non-employee directors, including an initial $75,000 base cash retainer (an initial $80,000 for Mr. Levinson, updated as in (1) above) and other Board and committee fees as determined from time to time, including an additional fee for the Chairman of each of our Board committees ($10,000) and for the non-executive Co-Chairman of our Board ($50,000). Mr. Levinson’s retainer and other fees are paid in the form of LTIP unit awards, at Mr. Levinson’s election with Board approval. In 2023, as discussed above, we granted 4,500 LTIP units to each of our non-employee directors. All non-employee director LTIP unit awards were granted pursuant to the Clipper Realty Inc. 2015 Non-Employee Director Plan.

We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their in-person attendance at Board and committee meetings.

STOCK OWNERSHIP

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to us about the beneficial ownership of shares of our common stock and special voting stock as of April 24, 2024, by our 5% or greater stockholders and by our executive officers and directors. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power or investment power of such security. A stockholder is also deemed to be, as of any date, the beneficial owner of any securities that such stockholder has the right to acquire within 60 days after such date, through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

As of April 24, 2024, there were 16,077,290 shares of our common stock and 26,317,396 shares of our special voting stock outstanding.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Clipper Realty Inc., 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(1)	Number of Shares of Special Voting Stock Beneficially Owned(1)	Percent of Class(1)	Aggregate Number of Voting Securities Beneficially Owned(1)		Percent of Class(1)
5% or Greater Stockholders (other than Executive Officers and Directors)
Eva Schwimmer	-	-	2,731,667	10.4%	2,731,667		6.2%
David Bistricer Trust of 2014(2)	-	-	2,772,500	10.5%	2,772,500		6.3%
Moric Bistricer Trust of 2014(3)	-	-	2,772,500	10.5%	2,772,500		6.3%
Fidelity (FMR) (4)	1,147,328	6.4%	-	-	1,147,328		2.6%

Blackrock Inc (15)	933,921	5.2%			933,921		2.1%

Executive Officers and Directors
David Bistricer	1,395,907	7.8%	8,556,116	32.5%	9,952,023	(5)	22.5%
Sam Levinson	2,111,417	11.7%	7,296,279	27.7%	9,407,696	(6)	21.2%
Howard M. Lorber	42,673	*	-	-	42,673	(7)	*
Robert J. Ivanhoe	17,304	*	-	-	17,304	(8)	*
Roberto A. Verrone	17,304	*	-	-	17,304	(9)	*
Richard N. Burger	15,637	*	-	-	15,637	(10)	*
Harmon S. Spolan	16,637	*	-	-	16,637	(11)	*
Jacob Schwimmer	233,144	1.3%	2,378,761	8.3%	2,611,905	(12)	5.9%
J.J. Bistricer	308,129	1.7%	-	-	308,129	(13)	*
Lawrence Kreider	144,683	*	-	-	144,683	(14)	*
All Executive Officers and Directors as a group (10 persons)	4,302,833	23.9%	18,231,156	68.6%	44,317,794		50.8%

*Less than 1%.

1.

Holders of our special voting stock generally are entitled to vote together as a single class with holders of our common stock on all matters on which our common stockholders are entitled to vote, as if such holder of our special voting stock had exchanged any Class B LLC units in our predecessor entities (the “Class B LLC units”) held by such holder for shares of our common stock. Class B LLC units are units of certain limited liability companies that are indirect subsidiaries of the Company. Each Class B LLC unit is exchangeable, together with one share of special voting stock, for an amount of cash equal to the price of a share of the Company’s common stock, or, at the Company’s election, one share of the Company’s common stock. As of April 24, 2024, the aggregate number of outstanding shares of common stock and special voting stock was 42,394,686, consisting of 16,077,290 shares of common stock and 26,317,396 shares of special voting stock. In addition, as of April 24, 2024, there were 1,937,170 vested LTIP units outstanding.

2.	Marc Bistricer, the son of David Bistricer, is the sole trustee of the David Bistricer Trust of 2014, and has sole voting and investment control over all the shares held by this trust.

3.	Marc Bistricer, the sole trustee of the Moric Bistricer Trust of 2014, has sole voting and investment control over all the shares held by this trust.

4.

Based solely on Amendment No. 1 to Schedule 13G filed by FMR LLC (“FMR”), and Abigail P. Johnson, the Chairman and the Chief Executive Officer of FMR on February 9, 2024. Represents 1,147,328 shares of common stock for which FMR and Ms. Johnson have shared voting and dispositive power. The address for the FMR reporting persons is 245 Summer Street, Boston, MA 02210.

5.

Represents (i) 4,278,058 shares of special voting stock owned directly, (ii) 4,278,058 shares special voting stock and 348,933 shares of common stock owned by the Moric Bistricer Trust of 2016, for which David Bistricer is the sole trustee (iii) 106,666 shares of common stock, (iv) 622,046 vested LTIP units, which are convertible into common stock on a one-for-one basis, (v) 318,262 shares of common stock owned by the Moric Bistricer 2012 Family Trust, for which David Bistricer is one of two trustees. Excludes 61,224, 95,196, 109,184 and 100,000 and LTIP units which will vest in 2025, 2026, 2027 and 2033, respectively, generally subject to continued employment through the vesting date. Excludes 449,395 shares of common stock owned by the David Bistricer Trust of 2013 and 2,772,500 shares of special voting stock owned by the David Bistricer Trust of 2014 for which Marc Bistricer, the son of David Bistricer, is the sole trustee. Excludes 248,933 shares of common stock owned by the David Bistricer Family Trust, of which Ester Bistricer, David Bistricer’s spouse, is the sole trustee. David Bistricer disclaims beneficial ownership of the shares of common stock and special voting stock owned by the David Bistricer Trust of 2013, the David Bistricer Trust of 2014 and the David Bistricer Family Trust.

6.

Represents (i) 1,253,016 shares of common stock and 4,464,692 shares of special voting stock owned by Trapeze Inc., a Delaware corporation, (ii) 136,782 shares of common stock and 1,362,039 shares of special voting stock owned by Trapeze D Holdings LLC, a Delaware limited liability company, (iii) 128,185 shares of common stock and 1,469,548 shares of special voting stock owned by ECL Holdings LLC, a Delaware limited liability company, (iv) 485,500 vested LTIP units, which are convertible into common stock on a one-for-one basis, (v) 91,934 shares of common stock, and (vi) 16,000 shares of common stock owned by Sam Levinson’s spouse through the R. Michelle Levinson Profit Sharing Plan, of which Mr. Levinson is co-trustee. Sam Levinson has sole voting and investment control over the entities in (i) through (iii) in the preceding sentence. Excludes 34,439, 95,196, 160,204 and 275,000 LTIP units which will vest in 2025, 2026, 2027 and 2033, respectively, generally subject to continued service as a director. The address for Trapeze Inc., Trapeze D Holdings LLC, ECL Holdings LLC and Sam Levinson is 810 Seventh Avenue, 28th Floor, New York, New York 10019.

7.

Represents 17,304 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 25,369 shares of common stock. Excludes 3,975 LTIP units which will vest in 2024, generally subject to continued service as a director.

8.

Represents 17,304 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 3,975 LTIP units which will vest in 2024, generally subject to continued service as a director.

9.

Represents 1,325 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 15,979 shares of common stock. Excludes 3,975 LTIP units which will vest in 2024, generally subject to continued service as a director.

10.

Represents 15,637 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 3,975 LTIP units which will vest in 2024, generally subject to continued service as a director.

11.

Represents 15,637 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 1,000 shares of common stock. Excludes 3,975 LTIP units which will vest in 2024, generally subject to continued service as a director.

12.

Represents 35,000 shares of common stock, 198,144 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 437,667 shares of special voting stock owned by Jacob Schwimmer and 1,750,667 shares of special voting stock owned by the Schwimmer Family Irrevocable Gift Trust 2. Mr. Schwimmer is the trustee of the Schwimmer Family Irrevocable Gift Trust 2 and has sole voting and investment control over all the shares held by this trust. Excludes 65,836 and 275,000 LTIP units owned by Mr. Schwimmer which will vest in 2026, 2027 and 2033, respectively, generally subject to continued employment through the vesting date.

13.

Represents 308,129 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 100,000 shares of common stock owned by the Jacob Joseph Bistricer 2017 Trust; Ester Bistricer, the mother of J.J. Bistricer, is the sole trustee of this trust and has sole voting and investment control over all of the shares held by this trust. Excludes 51,020 and 500,000 LTIP units which will vest in 2027 and 2033, respectively, generally subject to continued employment through the vesting date.

14.

Represents 144,683 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 25,000, 47,724 and 41,610 LTIP units which will vest in 2025, 2026 and 2027 generally subject to continued employment through the vesting date.

15.

Based solely on Amendment No.3 to schedule 13G filed by Blackrock, Inc, on January 29, 2024. Represents 929,428 shares of common stock for which Blackrock Inc. has voting power and 933,921 shares of common stock for which Blackrock Inc. has dispositive power. The address for Blackrock Inc. is 50 Hudson Yards, New York, NY 10001.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Approval Policy

Our Board has adopted a written related party transaction approval policy (the “Related Party Transaction Policy”) pursuant to which an independent committee (which may be a standing or ad hoc committee) of our Board will review and approve, or take such other action as it may deem appropriate with respect to, the following transactions:

●

a transaction in which we are a participant, which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest;

●	any material amendment, modification or extension of the Company’s tax protection agreement, services agreements or continuing investors registration rights agreement; and

●	any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.

This policy sets forth factors to be considered by an independent committee in determining whether to approve any such transaction, including the nature of our involvement in the proposed transaction, whether we have demonstrable business reasons to enter into the proposed transaction, whether the proposed transaction would impair the independence of a director and whether the proposed transaction involves any potential reputational or other risk issues.

To simplify the administration of the approval process under the Related Party Transaction Policy, an independent committee may, where appropriate, establish guidelines for certain types of related party transactions or designate certain types of such transactions that will be deemed pre-approved. This policy also provides that the following transactions are deemed pre-approved:

●	decisions on compensation or benefits for, or the hiring or retention of, our directors and executive officers, if approved by the applicable committee of the Board;

●	indemnification and advancement of expenses pursuant to our charter, bylaws or an indemnification agreement; and

●

transactions where the related person’s interest or benefit arises solely from such person’s ownership of our securities, and other holders of such securities receive the same benefit on a pro rata basis.

If our Board appoints an ad hoc independent committee to review and take action with regard to a related party transaction, the committee will be comprised of at least three independent directors. A director on any committee considering a related party transaction who has an interest in the transaction will not participate in the consideration of that transaction, unless requested by the chairperson of the committee.

This policy does not apply to the administration of the Company’s tax protection agreement, which is described in further detail below.

In the ordinary course of our business, we entered into transactions with the entities set forth below in 2023 and 2022, which were approved under our Related Party Transaction Policy. We believe that these transactions were entered into on an arm’s length basis and were executed on terms no less favorable to us than those we could have obtained from unrelated third parties.

Clipper Equity

Clipper Equity controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area. Each of David Bistricer, our Co-Chairman of the Board and Chief Executive Officer, and J.J. Bistricer, our Chief Operating Officer, is an officer of Clipper Equity. Each of Sam Levinson, our Co-Chairman of the Board and the Chairman of our Investment Committee, and Jacob Schwimmer, our Chief Property Management Officer, have ownership interests in properties controlled by Clipper Equity.

During the years ended December 31, 2023 and 2022, the Company shared office space with Clipper Equity and in connection therewith paid overhead charges related to office expenses to Clipper Equity of approximately $264,000 and $256,000, respectively.

During the years ended December 31, 2023 and 2022, the Company recognized reimbursable payroll expense pertaining to Clipper Equity of approximately $97,500 and $8,400, respectively.

During the years ended December 31, 2023 and 2022, the Company shared with Clipper Equity certain legal and advisory expenses incurred through a joint venture in which the Company owns a 50% interest, in connection with various rent laws and ordinances which govern certain of our and Clipper Equity’s properties; the Company paid approximately $0 and $100,000, and Clipper Equity paid approximately $0 and $0, for their respective portions of these expenses in 2023 and 2022, respectively.

We have adopted an investment policy (the “Investment Policy”) that provides that our officers, including officers involved with Clipper Equity, will not invest in any multi-family or commercial property (other than excluded assets, as defined below) located in the metropolitan New York City area, unless the investment opportunity is first offered to the Company and our Board (or an independent committee thereof) determines that the Company will not pursue the investment opportunity. Our officers can pursue investment opportunities related to excluded assets, which include (i) for-sale condominium or cooperative conversions, (ii) development projects, (iii) projects that would require us to obtain guarantees from third parties or to backstop obligations of other parties, and (iv) land acquisitions, without first offering them to the Company. Under our charter, we renounce any interest or expectancy in, or right to be offered or to participate in, any business opportunity identified in any investment policy (including the Investment Policy) or agreement with any of our officers unless the policy or agreement contemplates that the officer must present, communicate, or offer such business opportunity to us.

Operating Partnership Agreement and Limited Liability Company Agreements

Concurrently with the completion of the Private Offering, we entered into an operating partnership agreement (the “Operating Partnership Agreement”) with the various persons who received Class B LLC units, and Clipper Realty L.P., our operating partnership subsidiary (the “Operating Partnership”), entered into amended and restated limited liability company agreements (the “LLC Agreements”) with the various Continuing Investors. As a result, such persons became either limited partners of our Operating Partnership or non-managing members of our LLC Subsidiaries.

Pursuant to the Operating Partnership Agreement and LLC Agreements, each limited partner of our Operating Partnership has the right, subject to the terms and conditions set forth in the Operating Partnership Agreement, to require our Operating Partnership to redeem all or a portion of the units of limited partnership in our Operating Partnership (the “OP units”) held by such limited partner in exchange for a cash amount equal to the number of tendered OP units multiplied by the price of a share of our common stock (determined in accordance with, and subject to adjustment under, the terms of the Operating Partnership Agreement), unless the terms of such OP units or a separate agreement entered into between the Operating Partnership and the holder of such OP units provide that the holder is not entitled to a right of redemption or impose conditions on the exercise of such right of redemption. On or before the close of business on the fifth business day after we receive a notice of redemption, we may, in our sole and absolute discretion, but subject to the restrictions on the ownership of our stock imposed under our charter and the transfer restrictions and other limitations thereof, elect to acquire some or all of the tendered OP units from the tendering person in exchange for shares of our common stock, based on an exchange ratio of one share of our common stock for each OP unit (subject to anti-dilution adjustments provided in the Operating Partnership Agreement). Pursuant to the LLC Agreements, each non-managing member of the LLC Subsidiaries has the right, subject to the terms and conditions set forth in the LLC Agreements, to require our Operating Partnership to exchange all or a portion of the Class B LLC units held by such non-managing member, together with the same number of shares of our special voting stock, for a cash amount equal to the number of tendered Class B LLC units multiplied by the price of a share of our common stock (determined in accordance with, and subject to adjustment under, the terms of the LLC Agreements), unless the terms of such Class B LLC units or a separate agreement entered into between an LLC Subsidiary and the holder of such Class B LLC units provide that the holder is not entitled to a right of exchange or imposes conditions on the exercise of such right of exchange. On or before the close of business on the fifth business day after we and the Operating Partnership receive a notice of exchange, we may, in our sole and absolute discretion, but subject to the restrictions on the ownership of our stock imposed under our charter and the transfer restrictions and other limitations thereof, elect to acquire some or all of the tendered Class B LLC units from the tendering non-managing member in exchange for shares of our common stock, based on an exchange ratio of one share of our common stock for each Class B LLC unit (subject to anti-dilution adjustments provided in the LLC Agreements).

Indemnification of Our Directors and Officers

To the maximum extent permitted by Maryland law in effect from time to time, our charter authorizes us to indemnify any individual who serves or has served, and our bylaws obligate us to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service:

●	as a present or former director or officer of our Company; or

●

while a director or officer of our Company and, at our request, as a director, officer, partner, manager, member or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason of his or her service in any of these capacities.

Our charter authorizes us, and our bylaws require us, without requiring a preliminary determination of such individual’s ultimate entitlement to indemnification, to pay or reimburse any such individual’s reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of our Company in any of the capacities described above and any employee or agent of our Company or a predecessor of our Company.

We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted by Maryland law.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Under the rules of the SEC, we are permitted to use a method of delivery often referred to as “householding.” Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our annual report and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for our Annual Meeting. For voting purposes, a separate proxy card will be included for each account at the shared address. We will deliver promptly, upon oral or written request, a separate copy of our Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder at the same address, to which a single copy of these documents was delivered. If you wish to receive a separate copy of the Annual Report and Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, you may contact Broadridge via the Internet at www.proxyvote.com, via telephone at 1-800-579-1639, or via email at sendmaterial@proxyvote.com. You can also contact your broker, bank or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of our annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, may request delivery of a single copy by contacting us as indicated above, or by contacting their broker, bank or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.

STOCKHOLDER PROPOSALS

2025 Annual Meeting Proposals

Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Chief Financial Officer and Secretary at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, no later than December 30, 2024. Any proposal should be addressed to our Chief Financial Officer and Secretary, and may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in any future proxy materials relating to any annual meeting, any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

In addition, our bylaws currently require that we be given advance written notice of nominations for election as directors and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). Our Chief Financial Officer and Secretary must receive such notice at the address set forth on the first page of this Proxy Statement no later than the close of business on December 30, 2024, and no earlier than November 29, 2024, in order for director nominations and/or other matters to be eligible to be presented at the 2025 annual meeting of stockholders.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2025.

OTHER MATTERS

Our Board knows of no other matters that may properly be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their discretion.

It is important that the proxies be returned promptly and that you be represented. Stockholders are urged to authorize a proxy promptly (i) via electronically submitting a proxy or voting instruction card over the Internet, (ii) via telephone, or (iii) via delivering to us or your broker, bank or other nominee, a signed and dated proxy card.

Appendix A

THIRD AMENDMENT TO

CLIPPER REALTY INC.

2015 OMNIBUS INCENTIVE COMPENSATION PLAN

THIS THIRD AMENDMENT TO THE CLIPPER REALTY INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN (this "Amendment”), dated as of [          ], 2024, is made with reference to that certain Clipper Realty Inc. 2015 Omnibus Incentive Compensation Plan adopted by the Board on August 3, 2015, and approved by the stockholders of Clipper Realty Inc. (the "Company”) on August 3, 2015 as amended by a First Amendment approved by the Board on April 24, 2020 and by the stockholders of the Company on June 18, 2020 as amended by a Second Amendment approved by the Board on April 27, 2022 and by the stockholders of the Company on June 15, 2022 (the "2015 Omnibus Plan”). Capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the 2015 Omnibus Plan.

RECITALS

WHEREAS, pursuant to Section 1.6.1 of the 2015 Omnibus Plan, the total number of Shares that may be granted under the 2015 Omnibus Plan is 3,300,000;

WHEREAS, the Company desires to amend the 2015 Omnibus Plan to increase the number of Shares that may be granted under the 2015 Omnibus Plan to 5,800,000 as more fully set forth in this Amendment;

WHEREAS, pursuant to Section 3.1.1 of the 2015 Omnibus Plan, the Board (as defined in the 2015 Omnibus Plan) may, subject to certain limitations set forth in the 2015 Omnibus Plan, at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to approve the Amendment.

NOW, THEREFORE, the 2015 Omnibus Plan is hereby amended as follows:

AGREEMENT

1. The first sentence of Section 1.6.1 of the 2015 Omnibus Plan is hereby amended and restated in its entirety to read as follows:

"Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 5,800,000 (the "Share Limit”).”

2. As of the date hereof each reference in the 2015 Omnibus Plan to "this Plan”, "hereunder”, "hereof”, "herein” or words of like import referring to the 2015 Omnibus Plan, shall mean and be a reference to the 2015 Omnibus Plan as amended by this Amendment.

3. In all other respects, the 2015 Omnibus Plan is hereby ratified and confirmed and shall remain in full force and effect.

A-1

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Third Amendment to the Clipper Realty Inc. 2015 Omnibus Incentive Compensation Plan to be executed by a duly authorized officer of the Company as of [           ], 2024.

By:
[Name]
[Title]

A-2

Appendix B

THIRD AMENDMENT TO

CLIPPER REALTY INC.

2015 NON-EMPLOYEE DIRECTOR PLAN

THIS THIRD AMENDMENT TO THE CLIPPER REALTY INC. 2015 NON-EMPLOYEE DIRECTOR PLAN (this "Amendment”), dated as of [           ], 2024, is made with reference to that certain Clipper Realty Inc. 2015 Non-Employee Director Plan adopted by the Board on August 3, 2015, and approved by the stockholders of Clipper Realty Inc. (the "Company”) on August 3, 2015 as amended by a First Amendment approved by the Board on April 24, 2020 and by the stockholders of the Company on June 18, 2020 and as amended by a Second Amendment approved by the Board on April 27, 2022 and by the stockholders of the Company on June 15, 2022 (the "2015 Non-Employee Director Plan”). Capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the 2015 Non-Employee Director Plan.

RECITALS

WHEREAS, pursuant to Section 1.6.1 of the 2015 Non-Employee Director Plan, the total number of Shares that may be granted under the 2015 Non-Employee Director Plan is 1,200,000;

WHEREAS, the Company desires to amend the 2015 Non-Employee Director Plan to increase the number of Shares that may be granted under the 2015 Non-Employee Director Plan to 1,700,000 as more fully set forth in this Amendment;

WHEREAS, pursuant to Section 3.1.1 of the 2015 Non-Employee Director Plan, the Board (as defined in the 2015 Non-Employee Director Plan) may, subject to certain limitations set forth in the 2015 Non-Employee Director Plan, at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to approve the Amendment.

NOW, THEREFORE, the 2015 Non-Employee Director Plan is hereby amended as follows:

AGREEMENT

1. The first sentence of Section 1.6.1 of the 2015 Non-Employee Director Plan is hereby amended and restated in its entirety to read as follows:

"Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 1,700,000 (the "Share Limit”).”

2. As of the date hereof each reference in the 2015 Non-Employee Director Plan to "this Plan”, "hereunder”, "hereof”, "herein” or words of like import referring to the 2015 Non-Employee Director Plan, shall mean and be a reference to the 2015 Non-Employee Director Plan as amended by this Amendment.

B-1

3. In all other respects, the 2015 Non-Employee Director Plan is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Third Amendment to the Clipper Realty Inc. 2015 Non-Employee Director Plan to be executed by a duly authorized officer of the Company as of [                 ], 2024.

By:
[Name]
[Title]

B-2

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) David Bistricer
02) Sam Levinson
03) Howard M. Lorber
04) Robert J. Ivanhoe
05) Roberto A. Verrone
06) Harmon S. Spolan
07) Richard N. Burger

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any continuations, postponements or adjournments thereof.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com

CLIPPER REALTY INC.
Annual Meeting of Stockholders
June 18, 2024
This proxy is solicited by the Board of Directors

The stockholders hereby appoint David Bistricer and Sam Levinson, or either of them, as proxies (the "proxies"), each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Clipper Realty Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on June 18, 2024, at the offices of Clipper Realty Inc. at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York 11219, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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